                                                                   EXHIBIT 99.1

                       TRUST SALE AND SERVICING AGREEMENT

                                      AMONG

                                    GMAC LLC

                         SERVICER, CUSTODIAN AND SELLER

                         WHOLESALE AUTO RECEIVABLES LLC

                                    DEPOSITOR

                                       AND

                       SWIFT MASTER AUTO RECEIVABLES TRUST

                                 ISSUING ENTITY

                            DATED AS OF JUNE 20, 2007

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                                TABLE OF CONTENTS

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                                                                            PAGE
                                                                            ----
ARTICLE I CERTAIN DEFINITIONS ...........................................     1
   SECTION 1.1   Definitions ............................................     1

ARTICLE II CONVEYANCE OF ELIGIBLE RECEIVABLES ...........................     2
   SECTION 2.1   Conveyance of Eligible Receivables .....................     2
   SECTION 2.2   Custody of Documentation ...............................     3
   SECTION 2.3   Acceptance by the Issuing Entity; Other
                 Acknowledgments ........................................     3
   SECTION 2.4   Representations and Warranties under the Pooling and
                 Servicing Agreement ....................................     4
   SECTION 2.5   Repurchase of Receivables or Reduction of Certificate
                 Interest Upon Breach of Warranty; Administrative
                 Receivables ............................................     4
   SECTION 2.6   Covenants ..............................................     5
   SECTION 2.7   Addition of Accounts ...................................     6
   SECTION 2.8   Optional Removal of Accounts ...........................     8
   SECTION 2.9   Removal of Ineligible Accounts .........................    10

ARTICLE III THE DEPOSITOR ...............................................    11
   SECTION 3.1   Representations of the Depositor .......................    11
   SECTION 3.2   Liability of the Depositor .............................    14
   SECTION 3.3   Merger or Consolidation of, or Assumption of the
                 Obligations of, the Depositor; Amendment of
                 Certificate of Formation ...............................    14
   SECTION 3.4   Limitation on Liability of the Depositor and Others ....    14
   SECTION 3.5   The Depositor May Own Notes or Certificates ............    15

ARTICLE IV SERVICER'S COVENANTS .........................................    15
   SECTION 4.1   Annual Statement as to Compliance; Notice of Servicing
                 Default ................................................    15
   SECTION 4.2   Annual Independent Accountants' Report .................    16
   SECTION 4.3   Access to Certain Documentation and Information
                 Regarding Accounts and Receivables .....................    16
   SECTION 4.4   Enforcement of Receivables .............................    17

ARTICLE V SERVICING FEE .................................................    17
   SECTION 5.1   Servicing Compensation .................................    17

ARTICLE VI COLLECTIONS ..................................................    17
   SECTION 6.1   Collections ............................................    17

ARTICLE VII LIABILITIES OF SERVICER AND OTHERS ..........................    18
   SECTION 7.1   Liability of the Servicer; Indemnities .................    18
   SECTION 7.2   Merger or Consolidation of, or Assumption of the
                 Obligations of, the Servicer, the Seller or the
                 Custodian ..............................................    19
   SECTION 7.3   Limitation on Liability of the Servicer and Others .....    19
   SECTION 7.4   Delegation of Duties ...................................    20
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
   SECTION 7.5   The Servicer Not to Resign .............................    20

ARTICLE VIII DEFAULT ....................................................    21
   SECTION 8.1   Servicing Defaults .....................................    21
   SECTION 8.2   Consequences of a Servicing Default ....................    22
   SECTION 8.3   Indenture Trustee to Act; Appointment of Successor .....    23
   SECTION 8.4   Notification to Securityholders ........................    24
   SECTION 8.5   Waiver of Past Defaults ................................    24
   SECTION 8.6   Repayment of Advances ..................................    24

ARTICLE IX TERMINATION ..................................................    24
   SECTION 9.1   Termination ............................................    24

ARTICLE X MISCELLANEOUS PROVISIONS ......................................    25
   SECTION 10.1  Amendment ..............................................    25
   SECTION 10.2  Protection of Title to the Owner Trust Estate ..........    27
   SECTION 10.3  Notices ................................................    29
   SECTION 10.4  GOVERNING LAW ..........................................    29
   SECTION 10.5  Severability of Provisions .............................    29
   SECTION 10.6  Assignment .............................................    30
   SECTION 10.7  Third-Party Beneficiaries ..............................    30
   SECTION 10.8  Counterparts ...........................................    30
   SECTION 10.9  Headings ...............................................    30
   SECTION 10.10 Assignment to Indenture Trustee ........................    30
   SECTION 10.11 No Petition Covenants ..................................    30
   SECTION 10.12 Further Assurances .....................................    30
   SECTION 10.13 No Waiver; Cumulative Remedies .........................    31
   SECTION 10.14 Merger and Integration .................................    31
   SECTION 10.15 Limitation of Liability of Indenture Trustee and Owner
                 Trustee ................................................    31
   EXHIBIT A     Form of Assignment for the Initial Closing Date
   EXHIBIT B     Locations of Schedule of Accounts
   EXHIBIT C     Form of Assignment for Each Addition Date
   EXHIBIT D     Form of Opinion of Counsel With Respect to Addition of
                 Accounts
   APPENDIX A    Definitions and Rules of Construction
   APPENDIX B    Notices and Addresses
   APPENDIX C    Additional Representations and Warranties
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                                       ii
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          THIS TRUST SALE AND SERVICING AGREEMENT is made as of June 20, 2007, by and among GMAC LLC, a Delaware limited liability company (generally, "GMAC," and in its capacity as seller of the Receivables specified in the Pooling and Servicing Agreement, the "Seller," in its capacity as Custodian under the Custodian Agreement, the "Custodian," and in its capacity as the Servicer under the Pooling and Servicing Agreement and hereunder, the "Servicer"), WHOLESALE AUTO RECEIVABLES LLC, a Delaware limited liability company (the "Depositor"), and SWIFT MASTER AUTO RECEIVABLES TRUST, a Delaware statutory trust (the "Issuing Entity" or the "Trust").

          WHEREAS, on the Initial Closing Date, GMAC, as the Seller, has sold the Eligible Receivables in the Scheduled Accounts to the Depositor and, as the Servicer, has agreed to service all Receivables in such Accounts pursuant to the Pooling and Servicing Agreement;

          WHEREAS, the Depositor desires to transfer the Eligible Receivables in the Scheduled Accounts to the Issuing Entity on the Initial Closing Date in exchange for the Initial Securities pursuant to the terms of this Agreement and to transfer to the Issuing Entity any Eligible Receivables thereafter arising in such Accounts, and the Issuing Entity desires to purchase all such Eligible Receivables;

          WHEREAS, the Servicer desires to perform the servicing obligations set forth herein for and in consideration of the fees and other benefits set forth in this Agreement and in the Pooling and Servicing Agreement; and

          WHEREAS, the Depositor and the Issuing Entity wish to set forth the terms pursuant to which the Eligible Receivables in the Scheduled Accounts and all related Collateral Security are to be transferred by the Depositor to the Issuing Entity on the Initial Closing Date and thereafter and all Receivables in such Accounts serviced by the Servicer.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

          SECTION 1.1 Definitions. Certain capitalized terms used in the above recitals and in this Agreement are defined in and shall have the respective meanings assigned to them in Part I of Appendix A to this Agreement. All references herein to "the Agreement" or "this Agreement" are to this Trust Sale and Servicing Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of Appendix A shall be applicable to this Agreement.

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                                   ARTICLE II
                       CONVEYANCE OF ELIGIBLE RECEIVABLES

          SECTION 2.1 Conveyance of Eligible Receivables.

          (a) By execution of this Agreement, the Depositor does hereby transfer, assign and otherwise convey to the Issuing Entity, without recourse (except as expressly provided herein), pursuant to an assignment in the form of Exhibit A hereto, on the Initial Closing Date, (i) all of its right, title and interest in, to and under all of the Eligible Receivables existing in the Scheduled Accounts (the schedule of which is on file at the locations set forth in Exhibit B hereto) as of the close of business on the Initial Cut-Off Date and all monies due or to become due thereon after the Initial Cut-Off Date, all Collateral Security with respect thereto and all amounts received with respect thereto (including all Interest Collections received in the calendar month in which the Initial Cut-Off Date occurs, whether or not received prior to the Initial Cut-Off Date), (ii) all of its right, title and interest in, to and under Article IV and Sections 3.04(c) and 6.03 of the Pooling and Servicing Agreement with respect to such Receivables, including the right of the Depositor to cause the Seller or the Servicer to repurchase Receivables under certain circumstances, (iii) all of its right, title and interest in, to and under the Custodian Agreement with respect to such Receivables and (iv) all of its right, title and interest in all proceeds of the foregoing (including "proceeds" as defined in the UCC and Recoveries).

          (b) (i) As of each Receivables Transfer Date, the Depositor does hereby transfer, assign and otherwise convey to the Issuing Entity, without recourse (except as expressly provided herein), (A) all of its right, title and interest in, to and under all Eligible Receivables created or deemed created in the Scheduled Accounts on such date and all monies due or to become due thereon after such Receivables Transfer Date, all Collateral Security with respect thereto and all amounts received with respect thereto, (B) all of its right, title and interest in, to and under Article IV and Sections 3.04(c) and 6.03 of the Pooling and Servicing Agreement, including the right of the Depositor to cause the Seller or the Servicer to repurchase Receivables under certain circumstances, (C) all of its right, title and interest in, to and under the Custodian Agreement with respect to such Receivables and (D) all of its right, title and interest in all proceeds of the foregoing (including "proceeds" as defined in the UCC and Recoveries), and (ii) as of each Addition Date, the Depositor does hereby transfer, assign and otherwise convey to the Issuing Entity, without recourse (except as expressly provided herein), (A) all of its right, title and interest in, to and under all Eligible Receivables existing in the Additional Accounts as of the close of business on the applicable Additional Cut-Off Date and all monies due or to become due thereon after such date, all Collateral Security with respect thereto and all amounts received with respect thereto, (B) all of its right, title and interest in, to and under Article IV and Sections 3.04(c) and 6.03 of the Pooling and Servicing Agreement, including the right of the Depositor to cause the Seller or the Servicer to repurchase Receivables under certain circumstances, (C) all of its right, title and interest in, to and under the Custodian Agreement with respect to such Receivables and (D) all of its right, title and interest in all proceeds of the foregoing (including "proceeds" as defined in the UCC and Recoveries).

          (c) It is the intention of the Depositor and the Issuing Entity that the transfers and assignments contemplated by this Agreement shall constitute true transfers of the property described in Sections 2.1(a) and (b) from the Depositor to the Issuing Entity and that the


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beneficial interest in and title to such property shall not be part of the
Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any Insolvency Law. Notwithstanding the foregoing, in the event a court of competent jurisdiction determines that such transfers and assignments did not constitute true transfers or that such beneficial interest is a part of the Depositor's estate, then the Depositor shall be deemed to have granted to the Issuing Entity a first priority perfected security interest in all of the Depositor's right, title and interest in, to and under such property, and the Depositor hereby grants such security interest. For purposes of such grant, this Agreement shall constitute a security agreement under the UCC. The foregoing transfers, assignments and conveyances and any subsequent transfers, assignments and conveyances do not constitute, and are not intended to result in, the creation or an assumption by the Issuing Entity of any obligation of the Depositor or any other Person in connection with the Receivables described above or under any agreement or instrument relating thereto, including any obligation to any Dealers.

          (d) Within two Business Days after the Initial Closing Date (or such later date as may be permitted pursuant to Section 8.4 of the Indenture), the Servicer, as directed by the Depositor pursuant to Section 3.06 of the Pooling and Servicing Agreement, shall cause to be deposited into the Collection Account the collections with respect to the Receivables described in Section 3.06 of the Pooling and Servicing Agreement.

          SECTION 2.2 Custody of Documentation. In connection with the transfer, assignment and conveyance of the Receivables in the Scheduled Accounts and related Collateral Security to the Issuing Entity hereunder, GMAC, as Custodian under the Custodian Agreement, agrees to act as Custodian thereunder for the benefit of the Issuing Entity. The Issuing Entity hereby accepts and agrees to the terms and provisions of the Custodian Agreement and designates GMAC as custodian with respect to the documents and instruments (as more fully described in the Custodian Agreement) associated with the Receivables related to the Scheduled Accounts.

          SECTION 2.3 Acceptance by the Issuing Entity; Other Acknowledgments.

          (a) The Issuing Entity hereby acknowledges its acceptance of all right, title and interest previously held by the Depositor to the property, now existing and hereafter created, conveyed by the Depositor pursuant to Section 2.1, and declares that it shall hold such consideration upon the trust set forth in the Trust Agreement for the benefit of the Securityholders, subject to the terms and conditions of the Indenture, the Trust Agreement and this Agreement. The Issuing Entity hereby agrees and accepts the appointment and authorization of GMAC as Servicer hereunder and under the Pooling and Servicing Agreement. The Issuing Entity further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Depositor delivered to the Owner Trustee the Schedule of Accounts. The parties agree that the rights, duties and obligations of the Servicer under the Pooling and Servicing Agreement are subject to the provisions hereof, including Sections 7.2, 7.4, 7.5 and 10.2 and
Article VIII. The Issuing Entity and the Indenture Trustee hereby confirm the authorization and empowerment of the Servicer under Section 3.02 of the Pooling and Servicing Agreement.


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          (b) The Issuing Entity acknowledges and agrees to the provisions of
Section 6.03 of the Pooling and Servicing Agreement relating to Common Collateral and accepts the interests and rights in Collateral Security transferred and assigned to it hereunder subject to the terms and conditions set forth in such Section 6.03.

          SECTION 2.4 Representations and Warranties under the Pooling and Servicing Agreement. The Depositor hereby represents and warrants to the Issuing Entity that the Depositor has taken no action which would cause the representations and warranties of the Seller in Section 4.01(a) of the Pooling and Servicing Agreement to be false in any material respect. The foregoing representation and warranty speaks as of the Initial Cut-Off Date (as to Sections 4.01(a)(i) and (ii)), as of the related Additional Cut-Off Date with respect to each Additional Account (as to Section 4.01(a)(iii)) and as of the related Receivables Transfer Date with respect to Receivables purchased and transferred after the Closing Date (as to Section 4.01(a)(iv) and (v)), and shall survive the transfers and assignments under Section 2.1 to the Issuing Entity and the pledge of the Issuing Entity's assets to the Indenture Trustee pursuant to the Indenture. The Depositor further acknowledges that the Issuing Entity relies on the representations and warranties of the Depositor under this Agreement and of the Seller under the Pooling and Servicing Agreement in accepting the Receivables hereunder and delivering the Securities. The Servicer acknowledges that the Issuing Entity is relying on the representations, warranties and covenants of the Servicer in Section 3.04 of the Pooling and Servicing Agreement in acquiring and holding Receivables and the related Collateral Security hereunder and in issuing the Securities.

          SECTION 2.5 Repurchase of Receivables or Reduction of Certificate Interest Upon Breach of Warranty; Administrative Receivables.

          (a) Upon discovery by the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee (i) of a breach of any of the representations and warranties in Section 4.01(a) of the Pooling and Servicing Agreement or in
Section 2.4 or Section 3.1 of this Agreement that materially and adversely affects the interests of the Issuing Entity in any Receivable or (ii) that the payment of all or any portion of the principal amount of any Receivable held by the Issuing Entity is deferred pursuant to DPP or any other installment sales program or similar arrangement, the party discovering such breach shall give prompt written notice thereof to the others. No later than the second Business Day following discovery or receipt of notice of breach or deferral by the Depositor and the Servicer, unless and to the extent, in the case of breach, such breach shall have been cured in all material respects, in the event of a breach of the representations and warranties made by the Depositor in Section
2.4 or Section 3.1(b), the Depositor either shall repurchase such Receivable, or in the event of a breach of a representation and warranty under Section 4.01(a) of the Pooling and Servicing Agreement or a deferral, the Depositor and the Servicer shall use reasonable efforts to enforce the obligation of the Seller under Section 4.01(a) of the Pooling and Servicing Agreement to repurchase such Receivable from the Issuing Entity on such date; provided, however, that with respect to any breach of a representation or warranty or a deferral that affects less than the entire principal amount of any Receivable, although the Warranty Payment shall be paid promptly as described below, no repurchase and assignment shall be required until the remaining principal amount of such Receivable is collected in full or written off as uncollectible. The purchase price to be paid by the Depositor or the Seller shall be an amount equal to the principal amount of such Receivable (in the case of a breach or a deferral


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affecting less than the entire principal amount of a Receivable, to the extent of the breach or deferral) plus all accrued and unpaid interest thereon through the date of purchase (the "Warranty Payment") to the extent of such breach of a representation or warranty or deferral (a "Warranty Receivable"), which purchase price shall be settled either through cash payment or by a reduction of the Certificate Interest to the extent of the breach, at the Depositor's option, provided that after giving effect to such reduction, neither the Excess Overconcentration Certificate Amount nor the Excess Nonoverconcentration Certificate Amount would be less than zero, and any cash payment shall be deposited into the Collection Account on such date of purchase. Without limiting the generality of the foregoing, a Receivable shall not be an Eligible Receivable, and thus shall be a Warranty Receivable and subject to repurchase, if and to the extent that (A) the Servicer adjusts downward the principal amount of such Receivable because of a rebate, refund, credit adjustment or billing error to the related Dealer or (B) such Receivable was credited in respect of a Vehicle which was refunded or returned by the related Dealer. It is understood and agreed that the obligation of the Seller or the Depositor, as applicable, to repurchase any Receivable as to which a breach of a representation or warranty made in Section 2.4 or Section 3.1 hereof or Section 4.01(a) of the Pooling and Servicing Agreement has occurred and is continuing or as to which any such deferral or adjustment occurs, and the obligation of the Depositor and the Servicer to enforce the Seller's obligation to repurchase such Receivable pursuant to the Pooling and Servicing Agreement shall constitute the sole remedy against the Depositor, the Servicer or the Seller for such breach or deferral available to the Issuing Entity, the Securityholders, the Owner Trustee or the Indenture Trustee.

          (b) The Servicer also acknowledges its obligations to repurchase Administrative Receivables from the Issuing Entity pursuant to Section 3.04(c) of the Pooling and Servicing Agreement. Upon discovery by the Indenture Trustee or the Owner Trustee of a breach of any of the covenants of the Servicer in Sections 3.04(a)(viii), (ix) or (x) of the Pooling and Servicing Agreement, such party shall give prompt written notice to the other, the Servicer and the Depositor.

          (c) Upon each payment of the Administrative Purchase Payment or the Warranty Payment with respect to a Receivable, except as provided in Section 2.5(a), the Issuing Entity shall automatically and without further action be deemed to have transferred, assigned and otherwise conveyed to the Depositor or the Servicer, as appropriate, without recourse, representation or warranty, as of the date of such payment, all right, title and interest of the Issuing Entity in, to and under such Receivable, all monies due or to become due with respect thereto on and after such payment date, the related Vehicle Collateral Security, and all proceeds thereof and, if such repurchase is made in connection with the repurchase hereunder of all other Receivables in the related Account held by the Issuing Entity, the related Collateral Security. The Owner Trustee and the Indenture Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Depositor or the Servicer, as the case may be, to evidence such conveyance.

          SECTION 2.6 Covenants. The Depositor hereby covenants that:

          (a) Negative Pledge. Except for the conveyances hereunder and the pledge of the Trust Estate to the Indenture Trustee pursuant to the Indenture, and as provided in Section 6.03 of the Pooling and Servicing Agreement, the Depositor shall not sell, pledge, assign or

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transfer to any other Person, or grant, create, incur, assume or suffer to exist, any Lien on any Eligible Receivable in any Scheduled Account (and any related Vehicle Collateral Security), whether now existing or hereafter created, or any interest therein, or the Depositor's rights, remedies, powers or privileges under the Pooling and Servicing Agreement conveyed to the Issuing Entity hereunder and the Depositor shall defend the right, title and interest of the Issuing Entity and any Interested Party in, to and under such property, whether now existing or hereafter created against all claims of third parties claiming through or under the Depositor. The Depositor shall notify the Issuing Entity promptly after becoming aware of any Lien on such property other than the conveyances contemplated hereunder.

          (b) Delivery of Collections. If the Depositor or the Seller receives payments by or on behalf of a Dealer in respect of Receivables in any Scheduled Account or any Collateral Security (except as contemplated in Section 6.03 of the Pooling and Servicing Agreement with respect to any property constituting Common Collateral (other than Vehicle Collateral Security related to the Receivables transferred to the Issuing Entity) in connection with Other Indebtedness), the Depositor and the Seller shall deliver such payments to the Servicer as soon as practicable after receipt thereof, but in no event later than two Business Days after the receipt thereof.

          (c) Pooling and Servicing Agreement Matters. If the Servicer or the Seller breaches any of its respective covenants in Sections 3.01, 3.02, 3.03, 3.05, 5.01, 6.01, 7.01 or 7.03 of the Pooling and Servicing Agreement and such breach has a material adverse effect on the interests of the Securityholders, the Depositor shall enforce its rights under the Pooling and Servicing Agreement arising from such breach.

          SECTION 2.7 Addition of Accounts.

          (a) Required Addition. If, at the close of business on any Business Day, the Adjusted Nonoverconcentration Pool Balance on such day (after giving effect to any deposits to the Excess Funding Account in respect of such day) is less than the Required Nonoverconcentration Pool Balance on such day or the Adjusted Overconcentration Pool Balance is less than the Required Overconcentration Pool Balance (after giving effect to any deposits to the Cash Collateral Account in respect of such day), then the Depositor will, within 15 Business Days following such day, designate additional Eligible Accounts as Additional Accounts to the Issuing Entity such that, after giving effect to the transfer to the Issuing Entity on the applicable Addition Date of all Eligible Receivables (and the related Collateral Security) arising in connection with such Additional Accounts, the Adjusted Nonoverconcentration Pool Balance at the close of business on such Addition Date will be at least equal to such Required Nonoverconcentration Pool Balance and the Adjusted Overconcentration Pool Balance at the close of business on such Addition Date will be at least equal to such Required Overconcentration Pool Balance. The Depositor will satisfy the conditions specified in Section 2.7(c) in designating such Additional Accounts and transferring the related Receivables to the Issuing Entity. The Depositor may so designate one or more Accounts as Additional Accounts by giving (or causing the Servicer to give on its behalf) a written notice specifying the Additional Cut-Off Date and the Addition Date (the "Addition Notice") to the Indenture Trustee, the Owner Trustee and the Rating Agencies. The failure of the Depositor to transfer Receivables to the Issuing Entity as provided in this
Section 2.7(a) solely as a result of the unavailability of a sufficient amount of Eligible Receivables will not constitute a breach of this Agreement; provided, however, that any such failure may nevertheless result in the occurrence of an Early Amortization Event if so specified in an Indenture Supplement.

          (b) Voluntary Addition. The Depositor may from time to time, in its sole discretion, subject to the conditions specified in Section 2.7(c) below, designate one or more Accounts as Additional Accounts by giving (or causing the Servicer to give on its behalf) an Addition Notice to the Indenture Trustee, the Owner Trustee and the Rating Agencies on or before the fifth Business Day but not more than the thirtieth day prior to the related Addition Date. If Additional Accounts are to be included in the Schedule of Accounts, effective as of the related Addition Date, the Depositor shall transfer and assign to the Issuing Entity, and the Issuing Entity shall acquire from the Depositor, all of the Depositor's right, title and interest in, to and under the Eligible Receivables in the Additional Accounts and the related Collateral Security, as more fully described in the assignment referred to in Section 2.7(c)(ii) below. In addition to the conditions specified in Section 2.7(c), any Additional Accounts designated by the Depositor, at its sole discretion pursuant to this
Section 2.7(b) will be subject to the satisfaction of the Rating Agency Condition, if as a result of such addition, either:

               (i) the aggregate number of Additional Accounts designated pursuant to this Section 2.7(b) in any calendar quarter or the aggregate amount of Eligible Principal Receivables arising in connection with such Additional Accounts as of the related Additional Cut-Off Dates in such calendar quarter exceeds 10% of the number of all Accounts or 10% of the Pool Balance, respectively, as of the first day of such calendar quarter; or

               (ii) the aggregate number of Additional Accounts designated pursuant to this Section 2.7(b) in any calendar year or the aggregate amount of Eligible Principal Receivables arising in connection with such Additional Accounts as of the related Additional Cut-Off Dates in such calendar year exceeds 20% of the number of all Accounts or 20% of the Pool Balance, respectively, as of the first day of such calendar year or in the case of the first calendar year, as of the Initial Closing Date.

          Notwithstanding anything herein to the contrary, any Additional Accounts designated by the Depositor, at its sole discretion pursuant to this
Section 2.7(b), from any Superior Wholesale Inventory Financing Trust that has terminated will only be subject to the conditions specified in Section 2.7(c) and shall not be subject to the satisfaction of the Rating Agency Condition.

          (c) Conditions. The Depositor may convey to the Issuing Entity all Eligible Receivables and the related Collateral Security in any Additional Accounts in accordance with Section 2.7(a) or Section 2.7(b), only upon satisfaction of each of the following conditions on or prior to the related Addition Date:

               (i) the Depositor shall represent and warrant that as of the related Additional Cut-Off Date each such Additional Account is an Eligible Account and that each Receivable arising thereunder identified as an Eligible Receivable and conveyed to the Issuing Entity on such Addition Date is an Eligible Receivable;

               (ii) the Depositor shall have delivered to the Owner Trustee a duly executed written assignment in substantially the form of Exhibit C hereto and the list required to be delivered pursuant to Section 10.2(e);

               (iii) the Depositor shall have agreed to deposit in the Collection Account all Collections with respect to Eligible Receivables arising in such Additional Accounts since the Additional Cut-Off Date within two Business Days after such Addition Date (or such later date as may be permitted pursuant to the Indenture);

               (iv) as of the Addition Date, neither the Servicer nor the Depositor is insolvent, nor shall either of them have been made insolvent by such transfer, nor is either of them aware of any pending insolvency;

               (v) the Depositor shall represent and warrant that the designation of such Additional Accounts, the inclusion of such Additional Accounts in the Pool of Accounts and the purchase of the related Receivables shall not, in the reasonable belief of the Depositor, result in the occurrence of an Early Amortization Event;

               (vi) the Schedule of Accounts shall have been amended to reflect such Additional Accounts and the Schedule of Accounts as so amended shall be true and correct as of the Addition Date;

               (vii) the Depositor shall have delivered to the Indenture Trustee and the Owner Trustee a certificate of an Authorized Officer of the Depositor confirming the items set forth in clauses (i) through (vi) above; and

               (viii) the Depositor shall have delivered to the Owner Trustee an Opinion of Counsel substantially in the form of Exhibit D hereto.

          SECTION 2.8 Optional Removal of Accounts. (a) On any Business Day the Depositor shall have the right from time to time (which it may not exercise more than once in any calendar month) as described in this Section 2.8 to require the removal of Accounts and all of the Receivables related to such Accounts from the Pool of Accounts. To so remove Accounts and/or the related Receivables, the Depositor (or the Servicer on its behalf) shall take the following actions and make the following determinations:

               (i) not less than five Business Days but not more than 30 days prior to the Removal Commencement Date, furnish to the Indenture Trustee, the Owner Trustee and the Rating Agencies a written notice (the "Removal Notice") specifying the Depositor's intent to remove Accounts, the Accounts to which such removal will relate (the "Selected Accounts"), which Accounts may be selected by the Servicer in its sole discretion based on any criteria, and the date the removal will commence (the "Removal Commencement Date"), and, if the Depositor intends to remove Receivables related to the Selected Accounts pursuant to Section 2.8(c), not less than five Business Days but not more than 30 days prior to such removal of Receivables, furnish to the Indenture Trustee, the Owner Trustee and the Rating Agencies, a written notice specifying the Depositor's intent to remove Receivables, the Selected Accounts to which such Receivables relate and the date the Receivables will be removed; and

               (ii) determine on the Removal Commencement Date with respect to such Selected Accounts the aggregate amount of Eligible Principal Receivables in respect of each such Selected Account (the "Removal Balance") and amend the Schedule of Accounts by delivering to the Owner Trustee a true and complete list of the Selected Accounts, specifying for each Selected Account as of the Removal Commencement Date its account number and the Removal Balance.

          (b) The removal of any of such Accounts shall be subject to the following conditions:

               (i) the Depositor shall represent and warrant that such removal shall not, in the reasonable belief of the Depositor, result in the occurrence of an Early Amortization Event;

               (ii) the Depositor shall represent and warrant that the Selected Accounts (or administratively convenient groups of accounts) have been selected from the Pool of Accounts on a basis not intended to have a material adverse effect on the Trust;

               (iii) such removal shall not cause the Adjusted
     Nonoverconcentration Pool Balance to be less than the Required Nonoverconcentration Pool Balance or the Adjusted Overconcentration Pool Balance to be less than the Required Overconcentration Pool Balance;

               (iv) the Rating Agency Condition shall have been satisfied with respect to such removal for each series or class of Securities then outstanding; and

               (v) on or before the related Removal Commencement Date, the Depositor shall have delivered to the Owner Trustee a certificate of an Authorized Officer confirming the items set forth in clauses (i), (ii),
     (iii) and (iv) above.

          (c) Subject to the satisfaction of the conditions set forth in Section 2.8(b), from and after the Removal Commencement Date with respect to a Selected Account, (i) the Depositor shall not transfer Receivables with respect to such Selected Account to the Issuing Entity, and (ii) until the Removal Balance has been reduced to zero all Principal Collections with respect to such Selected Account shall be allocated to the oldest outstanding principal balance of Receivables arising under such Selected Accounts; provided, however, notwithstanding the foregoing, on any Business Day on or after the Removal Commencement Date, the Depositor may remove from the Issuing Entity all of the Receivables related to the Selected Accounts, by either transferring cash to the Issuing Entity, or reducing the Certificate Interest held against it, so that the total amount of transferred cash and Certificate Interest reduction is equal to the Removal Balance related to such Selected Accounts as of the date of removal (provided that after giving effecting to such reduction neither the Excess Overconcentration Certificate Amount nor the Excess Nonoverconcentration Certificate Amount would be less than zero). All amounts so allocated to Receivables owned by the Issuing Entity or paid to the Issuing Entity for the removed Receivables shall constitute Principal Collections and shall reduce the Removal Balance. The Removal Balance shall also be reduced to the extent Receivables in the Selected

Accounts held by the Issuing Entity on the Removal Commencement Date become Defaulted Receivables.

          (d) After the Removal Balance with respect to any such Selected Account is reduced to zero (the "Removal Date"), (a) Collections thereon shall cease to be allocated in accordance with Section 2.8(c), (b) such Selected Account shall be deemed removed from the Pool of Accounts for all purposes (a "Removed Account"), (c) all of the Issuing Entity's right, title and interest in, to and under the Receivables arising in such Account and the related Collateral Security shall be deemed to be transferred and released by the Issuing Entity to the Depositor without recourse, representation or warranty, and (d) the Servicer shall amend the Schedule of Accounts accordingly.

          SECTION 2.9 Removal of Ineligible Accounts.

          (a) On or before the fifth Business Day after the date on which an Account becomes an Ineligible Account (which Business Day shall be deemed to be the Removal Commencement Date with respect to such Account) such Account shall be deemed a Selected Account. Within five Business Days after the Removal Commencement Date with respect to any Ineligible Account that became a Selected Account pursuant to this Section 2.9, the Depositor shall furnish a Removal Notice to the Owner Trustee stating that the Removal Commencement Date for such Ineligible Account has occurred and specifying for each such Account as of the Removal Commencement Date its account number and the Removal Balance. The Schedule of Accounts shall be amended to reflect such designation as of the Removal Commencement Date.

          (b) From and after the Removal Commencement Date with respect to a Selected Account subject to this Section 2.9, the Depositor shall not transfer Receivables with respect to such Selected Account to the Issuing Entity and, until the Removal Balance has been reduced to zero, shall allocate to the oldest outstanding principal balance of Receivables arising under such Selected Account all Principal Collections with respect to such Selected Account; provided, however, on any Business Day on or after the Removal Commencement Date, the Depositor shall have the right to remove all of the Receivables related to the Selected Accounts, by either transferring cash to the Issuing Entity or reducing the Certificate Interest held against it so that the total amount of transferred cash and Certificate Interest reduction is equal to the Removal Balance related to such Selected Accounts as of the date of removal (provided that after giving effect to such reduction neither the Excess Overconcentration Certificate Amount nor the Excess Nonoverconcentration Certificate Amount would be less than zero). All amounts so allocated to Receivables owned by the Issuing Entity or paid to the Issuing Entity for the removed Receivables shall constitute Principal Collections and shall reduce the Removal Balance. After the Removal Date with respect to any such Selected Account, (a) Collections thereon shall cease to be allocated in accordance with the preceding sentence, (b) such Selected Account shall be deemed a Removed Account, (c) all of the Issuing Entity's right, title and interest in, to and under the Receivables arising in such Account and the related Collateral Security shall be deemed to be transferred and released by the Issuing Entity to the Depositor without recourse, representation or warranty, and (d) the Servicer shall amend the Schedule of Accounts accordingly.

                                   ARTICLE III
                                  THE DEPOSITOR

          SECTION 3.1 Representations of the Depositor. The Depositor hereby makes, and any successor to the Depositor under this Agreement or under the Pooling and Servicing Agreement shall make, as of each Closing Date (and as of the date of such succession) the following representations and warranties on which the Issuing Entity relies in acquiring and holding the Receivables hereunder and the related Collateral Security and issuing the Securities. The following representations and warranties shall survive the transfer and assignment of the Eligible Receivables in the Scheduled Accounts to the Issuing Entity and the pledge thereof to the Indenture Trustee.

          (a) Representations and Warranties as to the Depositor.

               (i) Organization and Good Standing. The Depositor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Eligible Receivables in the Scheduled Accounts and the Collateral Security related thereto.

               (ii) Due Qualification. The Depositor is duly qualified to do business and, where necessary, is in good standing as a foreign limited liability company (or is exempt from such requirement) and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations under this Agreement.

               (iii) Power and Authority. The Depositor has the power and authority to execute and deliver this Agreement, to carry out its terms and to consummate the transactions contemplated herein, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Depositor by all necessary corporate action on the part of the Depositor.

               (iv) Valid Sale; Binding Obligations. With respect to the Initial Accounts and the related assignment to be delivered on the Closing Date, this Agreement constitutes or, in the case of Additional Accounts, the related assignment as described in Section 2.7(b), when duly executed and delivered, shall constitute a valid transfer and assignment to the Issuing Entity of all right, title and interest of the Depositor in, to and under the related Eligible Receivables and the related Vehicle Collateral Security, whether then existing or thereafter created, and the proceeds thereof, enforceable against creditors of and purchasers from the Depositor; and this Agreement when duly executed and delivered, shall constitute a legal, valid and binding obligation of the Depositor enforceable against the Depositor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and, upon the filing of the financing statements described in Section 10.2(a) (and, in the case of Eligible Receivables hereafter created in the Scheduled Accounts and the proceeds thereof, upon the creation thereof) the Issuing Entity shall have a first priority perfected ownership interest in such property, except for Liens permitted under Section 2.6(a). Except as otherwise provided in this Agreement or the Pooling and Servicing Agreement, neither the Depositor nor any Person claiming through or under the Depositor has any claim to or interest in the Trust Estate.

               (v) No Violation. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement by the Depositor and the fulfillment of the terms of this Agreement by the Depositor shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of formation or limited liability company agreement of the Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than pursuant to the Basic Documents), or violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any Governmental Authority having jurisdiction over the Depositor or any of its properties, except where any such conflict or violation would not have a material adverse effect on its ability to perform its obligations with respect to the Issuing Entity or any Interested Party under this Agreement or the Pooling and Servicing Agreement.

               (vi) No Proceedings. To the Depositor's knowledge, there are no Proceedings or investigations pending, or threatened, against the Depositor before any Governmental Authority having jurisdiction over the Depositor or its properties (A) asserting the invalidity of this Agreement, the Securities, the Indenture, the Trust Agreement, the Custodian Agreement, the Administration Agreement or any Series Enhancement Agreement, (B) seeking to prevent the issuance of the Securities, the execution of this Agreement or the consummation of any of the transactions contemplated by this Agreement, the Indenture, the Trust Agreement, the Custodian Agreement, the Administration Agreement or any Series Enhancement Agreement, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, the Notes, the Certificates, the Indenture, the Trust Agreement, the Custodian Agreement, the Administration Agreement or any Series Enhancement Agreement or (D) seeking to adversely affect the federal income tax attributes of the Notes or the Certificates.

          (b) Representations and Warranties as to the Eligible Receivables.

               (i) Good Title. No Eligible Receivables included in the Scheduled Accounts have been sold, transferred, assigned or pledged by the Depositor to any Person other than the Issuing Entity; immediately prior to the conveyance of the Eligible Receivables in the Accounts included in the Pool of Accounts pursuant to this Agreement the Depositor had good and marketable title to such Receivables, free of any Lien; and, upon execution and delivery of this Agreement by the Depositor, the Issuing Entity shall have all of the right, title and interest of the Depositor in, to and under the Eligible Receivables in the Accounts included in the Pool of Accounts, free of any Lien.

               (ii) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Issuing Entity a first priority perfected ownership interest in the Eligible Receivables in the Scheduled Accounts shall have been made.

               (iii) Additional Representations and Warranties. The representations and warranties regarding creation, perfection and priority of security interests in the Eligible Receivables, which are attached to this Agreement as Appendix C, are true and correct to the extent they are applicable.

          (c) Reassignment of All Receivables.

               (i) If any representation or warranty under Section 3.1(a) or (b) is not true and correct as of the date specified therein and such breach has a material adverse effect on the interests of the Securityholders, then any of the Indenture Trustee, the Owner Trustee and the holders of outstanding Securities evidencing not less than a majority of the Outstanding Amount and a majority of the Voting Interests of all outstanding Certificates, by written notice to the Depositor with a copy to the Servicer, the Indenture Trustee and the Owner Trustee, may direct the Depositor to accept the reassignment of all Receivables held by the Issuing Entity and the related Collateral Security pursuant to this Section 3.1(c) within 60 days of such notice, or within such longer period specified in such notice and pay the Reassignment Amount on any Distribution Date within such period; provided, however, that no such reassignment shall be made if, prior to the time such reassignment is to occur, the breached representation or warranty shall then be true and correct in all material respects and any material adverse effect caused thereby shall have been cured.

               (ii) Upon the reassignment of all Receivables held by the Issuing Entity and the related Collateral Security, subject to the payment to the Issuing Entity of the Reassignment Amount, the Issuing Entity shall automatically and without further action be deemed to transfer, assign and otherwise convey to the Depositor, without recourse, representation or warranty, all the right, title and interest of the Issuing Entity in and to such Receivables and such related Collateral Security. Each of the Indenture Trustee and the Owner Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as they shall reasonably be requested by the Depositor to effect the conveyance pursuant to this Section 3.1(c).

               (iii) It is understood and agreed that the obligation of the Depositor to repurchase the Receivables and the related Collateral Security in the event of a breach of a representation or warranty made in Section 3.1(a) or (b) has occurred and is continuing and the obligation of the Depositor to pay the Reassignment Amount therefor shall, if such obligations are fulfilled, constitute the sole remedy against the Depositor for such breach available to the Issuing Entity, the Securityholders, the Owner Trustee or the Indenture Trustee.

          SECTION 3.2 Liability of the Depositor. The Depositor shall be liable in accordance with this Agreement only to the extent of the obligations in this Agreement specifically undertaken by the Depositor.

          SECTION 3.3 Merger or Consolidation of, or Assumption of the Obligations of, the Depositor; Amendment of Certificate of Formation.

          (a) Any Person (i) into which the Depositor may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Depositor shall be a party, (iii) succeeding to the business of the Depositor, or (iv) more than 50% of the voting interests of which is owned, directly or indirectly, by General Motors or GMAC, which Person in any of the foregoing cases (other than the Depositor as the surviving entity of such merger or consolidation) executes an agreement of assumption to perform every obligation of the Depositor under this Agreement shall be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding. The Depositor shall provide 10 days' prior notice of any merger, consolidation or succession pursuant to this
Section 3.3 to the Rating Agencies.

          (b) The Depositor hereby agrees that during the term of this Agreement it shall not (i) take any action prohibited by Section 4.9 of its limited liability company agreement, (ii) without the prior written consent of the Indenture Trustee and the Owner Trustee and without giving prior written notice to the Rating Agencies, amend Sections 2.2 or 4.9 of its limited liability company agreement or (iii) incur any indebtedness, or assume or guaranty indebtedness of any other entity, other than as contemplated by the Basic Documents or pursuant to the Intercompany Advance Agreement (without giving effect to any amendment to the Intercompany Advance Agreement after the date hereof, unless the Rating Agency Condition for each series or class of Securities then outstanding was satisfied in connection therewith) if such action would result in a downgrading of the then current rating of any outstanding series or class of Securities by a Rating Agency for such series or class.

          SECTION 3.4 Limitation on Liability of the Depositor and Others.

          (a) Neither the Depositor nor any of the directors, officers, employees or agents of the Depositor in its capacity as such shall be under any liability to the Issuing Entity, the Indenture Trustee, the Owner Trustee, the Securityholders or any other Person, except as specifically provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to the Basic Documents or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties under the Basic Documents. The Depositor and any director or officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under the Basic Documents.

          (b) The Depositor and any director, officer or employee of the Depositor shall be reimbursed by the Owner Trustee for any contractual damages, liability or expense incurred by reason of such trustee's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of such trustee's duties under such agreement or the Trust Agreement or by reason of reckless disregard of its obligations and duties under such agreements; provided, however, in no event shall the Owner Trustee be liable for any damages in the nature of special, indirect or consequential damages, however styled, including, without limitation, lost profits. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations as the Depositor of the Receivables and related Collateral Security under this Agreement and that in its opinion may involve it in any expense or liability.

          SECTION 3.5 The Depositor May Own Notes or Certificates. Each of the Depositor and any Affiliate of the Depositor may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights (except as otherwise specifically provided in the Basic Documents) as it would have if it were not the Depositor or an Affiliate thereof. Except as otherwise specifically provided in the Basic Documents, Notes or Certificates so owned by or pledged to the Depositor or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of such Notes or Certificates, respectively.

                                   ARTICLE IV
                              SERVICER'S COVENANTS

          SECTION 4.1 Annual Statement as to Compliance; Notice of Servicing Default.

          (a) The Servicer shall deliver to the Indenture Trustee and the Owner Trustee, on or before March 15 of each year, beginning March 15, 2008, an officer's certificate signed by the President or any Vice President of the Servicer dated as of December 31 of the prior year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, with respect to the first such certificate, such period as shall have elapsed from the Closing Date to the date of such certificate) and of its performance under this Agreement and under the Pooling and Servicing Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under such agreements in all material respects throughout such period, or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Securityholder by a request in writing to the Issuing Entity addressed to the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as applicable.

          (b) The Servicer shall deliver to the Issuing Entity, on or before March 15 of each year, beginning March 15, 2008, a report regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

          (c) The Servicer shall deliver to the Indenture Trustee, the Owner Trustee and the Rating Agencies promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an officer's certificate of any event which, with the giving of notice or lapse of time, or both, would become a Servicing Default under Section 8.1. The Depositor shall deliver to the Indenture Trustee, the Owner Trustee, the Servicer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an officer's certificate of any event which, with the giving of notice or lapse of time, or both, would become a Servicing Default under Section 8.1(b).

          SECTION 4.2 Annual Independent Accountants' Report.

          (a) The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer or the Depositor, to deliver to the Issuing Entity, the Board of Directors of the Servicer, the Indenture Trustee and the Owner Trustee, on or before March 15 of each year, beginning March 15, 2008, a "Report of Assessment of Compliance with Servicing Criteria" that satisfies the requirements of Rules 13a-18 or 15d-18 of the Exchange Act and Item 1122 of Regulation AB, as applicable, on the assessment of compliance with Servicing Criteria with respect to the immediately preceding calendar year.

          (b) Notwithstanding the foregoing, if the Issuing Entity is not required to file periodic reports under the Exchange Act or any other law, the certificates and reports referred to in Sections 4.1(a), 4.1(b) and 4.2(a) may be delivered on or before April 30 of each calendar year, beginning April 30, 2009.

          (c) A copy of the Report of Assessment of Compliance with the Servicing Criteria, to the extent delivered to the Indenture Trustee or the Owner Trustee, may be obtained by any Securityholder by a request in writing to the Indenture Trustee or the Owner Trustee, respectively, addressed to the applicable Corporate Trust Office.

          SECTION 4.3 Access to Certain Documentation and Information Regarding Accounts and Receivables. The Servicer shall provide to the Indenture Trustee and the Owner Trustee reasonable access to the documentation regarding the Scheduled Accounts and the Receivables arising thereunder. The Servicer shall provide such access to any Securityholder only in such cases where a Securityholder is required by applicable statutes or regulations to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours at offices of the Servicer designated by the Servicer. Nothing in this Section 4.3 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding any Dealer, and the failure of the Servicer to provide access as provided in this Section 4.3 as a result of such obligation shall not constitute a breach of this Section 4.3.

          SECTION 4.4 Enforcement of Receivables. If in any Proceeding it is held that the Servicer may not enforce a Receivable that has been transferred to the Issuing Entity on the ground that it is not a real party in interest or a holder entitled to enforce such Receivable, the Indenture Trustee or the Owner Trustee, as applicable, shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce such Receivable, including bringing suit in the name of such Person or the names of the Securityholders. The Indenture Trustee and the Owner Trustee agree to the provisions of Section 3.02 of the Pooling and Servicing Agreement as such provisions apply to Interested Parties (as used therein).

                                    ARTICLE V
                                  SERVICING FEE

          SECTION 5.1 Servicing Compensation.

          (a) As full compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer is entitled to receive the Servicing Fee on each Distribution Date on or before the Trust Termination Date payable in arrears. The "Servicing Fee" is the aggregate of the Monthly Servicing Fees specified in the Indenture Supplements and the Trust Agreement. The Servicing Fee is payable to the Servicer solely to the extent amounts are available for payment in accordance with the terms of the Indenture Supplements and the Trust Agreement.

          (b) Subject to any limitations on the Servicer's liability under the Trust Sale and Servicing Agreement, the Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement, the Pooling and Servicing Agreement, the Indenture and the Indenture Supplements (including disbursements of the Issuing Entity, fees and disbursements of any trustees, accountants and outside auditors, taxes imposed on the Servicer, expenses incurred in connection with distributions and reports to Securityholders and all other fees and expenses not expressly stated under this Agreement, the Pooling and Servicing Agreement, the Indenture or the Indenture Supplements to be for the account of the Securityholders, but in no event including federal, state and local income and franchise taxes, if any, of the Issuing Entity or any holder of the Securities).

                                   ARTICLE VI
                                   COLLECTIONS

          SECTION 6.1 Collections.

          (a) Issuing Entity's Share of Collections. The allocation of Aggregate Dealer Interest Collections, Aggregate Dealer Principal Collections and Aggregate Dealer Defaulted Amounts shall be made as specified in the Indenture.

          (b) Distribution Date Reports. On or before each Determination Date, with respect to each outstanding Series, the Servicer will deliver to any Series Enhancers, the Rating Agencies, the Owner Trustee, the Indenture Trustee, each Noteholder and each Certificateholder a Distribution Date Statement for such Distribution Date substantially in the form set forth in the related Indenture Supplement.

                                   ARTICLE VII
                       LIABILITIES OF SERVICER AND OTHERS

          SECTION 7.1 Liability of the Servicer; Indemnities.

          (a) The Servicer shall be liable in accordance with this Agreement only to the extent of the obligations in this Agreement and the Pooling and Servicing Agreement specifically undertaken by the Servicer in its capacity as the Servicer. Such obligations shall include the following:

               (i) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee, the Owner Trustee, the Issuing Entity and the Securityholders from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the transfer of any Eligible Receivables to the Issuing Entity hereunder or the issuance and original sale of any Securities, or asserted with respect to ownership or transfer of any Eligible Receivables in the Scheduled Accounts or the Securities, or federal or other income taxes arising out of distributions or receipt of payment on the Securities, or any fees or other compensation payable to any such Person) and costs and expenses in defending against the same;

               (ii) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee, the Owner Trustee, the Issuing Entity and the Securityholders from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Indenture Trustee, the Owner Trustee, the Issuing Entity or the Securityholders through the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement or by reason of reckless disregard of its obligations and duties under this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement; and

               (iii) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee and the Owner Trustee, and their respective agents and servants, from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with (x) in the case of the Owner Trustee, the Indenture Trustee's performance of its duties under the Indenture, (y) in the case of the Indenture Trustee, the Owner Trustee's performance of its duties under the Trust Agreement or (z) the acceptance, administration or performance by, or action or inaction of, the Indenture Trustee or the Owner Trustee, as applicable, of the trusts and duties contained in this Agreement, the Basic Documents, the Indenture (in the case of the Indenture Trustee),


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     including the administration of the Owner Trust Estate, and the Trust
     Agreement (in case of the Owner Trustee), including the administration of the Trust Estate, except in each case to the extent that such cost, expense, loss, claim, damage or liability: (A) is due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Person seeking to be indemnified, (B) to the extent otherwise payable to the Indenture Trustee, arises from the Indenture Trustee's breach of any of its representations or warranties in Section 6.13 of the Indenture, (C) to the extent otherwise payable to the Owner Trustee, arises from the Owner Trustee's breach of any of its representations or warranties set forth in
     Section 6.6 of the Trust Agreement or (D) shall arise out of or be incurred in connection with the performance by the Indenture Trustee of the duties of the successor to the Servicer hereunder.

          (b) Indemnification under this Section 7.1 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Section 7.1 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest. The Servicer's obligations under this Section 7.1 shall survive the resignation or removal of the Owner Trustee or Indenture Trustee and the termination of this Agreement. The Owner Trustee and Indenture Trustee are expressly intended to be third-party beneficiaries of this Section 7.1.

          SECTION 7.2 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer, the Seller or the Custodian. Any Person (a) into which the Servicer, the Seller or the Custodian may be merged or consolidated,
(b) resulting from any merger, conversion or consolidation to which the Servicer, the Seller or the Custodian shall be a party, (c) succeeding to the business of the Servicer, the Seller or the Custodian or (d) more than 50% of the voting interests of which is owned, directly or indirectly, by General Motors or GMAC and which is otherwise servicing dealer receivables, which Person in any of the foregoing cases (other than the Servicer, the Seller or the Custodian as the surviving entity of any such merger or consolidation) executes an agreement of assumption to perform every obligation of the Servicer, the Seller or the Custodian, as applicable, under this Agreement and the Pooling and Servicing Agreement, shall be the successor to the Servicer, the Seller or the Custodian, as applicable, under this Agreement and the Pooling and Servicing Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement, anything in this Agreement or in the Pooling and Servicing Agreement to the contrary notwithstanding. The Servicer, the Seller or the Custodian, as applicable, shall provide notice of any merger, consolidation or succession pursuant to this Section 7.2 to the Rating Agencies.

          SECTION 7.3 Limitation on Liability of the Servicer and Others.

          (a) Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer in its capacity as such shall be under any liability to the Issuing Entity, the Indenture Trustee, the Owner Trustee, the Securityholders or any other Person, except as specifically provided in this Agreement and in the Pooling and Servicing Agreement, for any action taken or for refraining from the taking of any action pursuant to the Basic Documents or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful


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misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties under the Basic Documents. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under the Basic Documents.

          (b) The Servicer and any director, officer or employee of the Servicer shall be reimbursed by the Owner Trustee for any contractual damages, liability or expense (including, without limitation, any obligation of the Servicer to the Indenture Trustee pursuant to Section 7.1(a)(iii)(y) or (z)) incurred by reason of the Owner Trustee's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of such trustee's duties under this Agreement or the Trust Agreement or by reason of reckless disregard of its obligations and duties under such agreements; provided, however, in no event shall the Owner Trustee be liable for any damages in the nature of special, indirect or consequential damages, however styled, including, without limitation, lost profits.

          (c) Except as provided in this Agreement or in the Pooling and Servicing Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Receivables arising under the Scheduled Accounts in accordance with this Agreement and the Pooling and Servicing Agreement and that in its opinion may cause it to incur any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of the Basic Documents and the rights and duties of the parties to the Basic Documents and the interests of the Securityholders under the Basic Documents. In such event, the legal expenses and costs for such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuing Entity and the Servicer shall be entitled to be reimbursed therefor.

          SECTION 7.4 Delegation of Duties. So long as GMAC acts as the Servicer, the Servicer may, at any time without notice or consent, delegate any duties under this Agreement or under the Pooling and Servicing Agreement to any Person more than 50% of the voting interests of which is owned, directly or indirectly, by General Motors or GMAC or to any entity that agrees to conduct such duties in accordance with the Floor Plan Financing Guidelines and this Agreement. The Servicer may at any time perform specific duties as the Servicer through sub-contractors who are in the business of servicing dealer floor plan automotive or similar receivables; provided, however, that no such delegation or subcontracting shall relieve the Servicer of its responsibility with respect to such duties.

          SECTION 7.5 The Servicer Not to Resign. Subject to the provisions of
Section 7.2, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement and the Pooling and Servicing Agreement as the Servicer except upon determination that the performance of its duties under this Agreement or under the Pooling and Servicing Agreement, as the case may be, is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Owner Trustee. If, at the time of resignation, an eligible entity has not accepted appointment as successor the Servicer, the Indenture Trustee


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

shall assume the responsibilities and obligations of the Servicer and the provisions of Section 8.2 shall apply.

                                  ARTICLE VIII
                                     DEFAULT

          SECTION 8.1 Servicing Defaults. Each of the following shall constitute a "Servicing Default":

          (a) any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Designated Accounts or to the Owner Trustee for deposit in the Certificate Distribution Account any required payment or to direct the Indenture Trustee or the Owner Trustee to make any required distribution therefrom, which failure continues unremedied for a period of five Business Days after written notice is received by the Servicer from the Indenture Trustee or the Owner Trustee or after discovery of such failure by an officer of the Servicer;

          (b) any failure on the part of the Servicer duly to observe or perform in any material respect any other covenant or agreement of the Servicer set forth in this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement, which failure (i) materially and adversely affects the rights of Securityholders and (ii) continues unremedied for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or the Owner Trustee, or to the Servicer, the Indenture Trustee and the Owner Trustee by Noteholders whose Notes evidence not less than 25% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date or by Certificateholders whose Certificates evidence not less than 25% of the Voting Interests as of the close of the preceding Distribution Date or after discovery of such failure by an officer of the Servicer;

          (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement proves to have been incorrect when made and such inaccuracy has a material adverse effect on the rights of the Securityholders and such material adverse effect continues for a period of 60 days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or the Owner Trustee; or

          (d) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for the Servicer, in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

          (e) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings of or relating to the Depositor or the Servicer or of or relating to substantially all of their respective property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable

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insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of all or substantially all of its obligations.

          Notwithstanding the foregoing, there shall be no Servicing Default where a Servicing Default would otherwise exist due to a delay in or failure of performance under Section 8.1(a) for a period of 10 Business Days, or under
Section 8.1(b) or (c) for a period of 60 days, if the delay or failure giving rise to such Servicing Default was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Pooling and Servicing Agreement and the Servicer shall provide the Indenture Trustee, the Owner Trustee, the Depositor and the Securityholders with prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations. The Servicer shall immediately notify the Indenture Trustee, the Owner Trustee and the Rating Agencies in writing of any Servicing Default.

          SECTION 8.2 Consequences of a Servicing Default. If a Servicing Default shall occur and be continuing, either the Indenture Trustee or the Noteholders whose Notes evidence not less than a majority of the Outstanding Amount attributable to such Notes as of the close of the preceding Distribution Date (or, if the Notes have been paid in full and the Indenture has been discharged with respect thereto, the Owner Trustee or Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date), by notice then given in writing to the Servicer and the Owner Trustee and to the Indenture Trustee if given by the Noteholders or the Certificateholders) may terminate all, but not less than all, of the rights and obligations (other than its obligations that have accrued up to the time of such termination) of the Servicer under this Agreement and the Pooling and Servicing Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement and the Pooling and Servicing Agreement, whether with respect to the Notes, the Certificates, the Scheduled Accounts, the related Receivables (including those held by the Issuing Entity and those retained by the Seller) or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under this
Section 8.2. The Indenture Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables arising under the Scheduled Accounts and related documents, or otherwise. The Servicer agrees to cooperate with the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the Servicer under this Agreement and the Pooling and Servicing Agreement, including, without limitation, the transfer to the Indenture Trustee or the Owner Trustee for administration by it of all Collections that shall at the time be held by the Servicer for deposit, or that shall have been deposited by the Servicer in the Certificate Distribution Account or any Designated Account or thereafter received with respect to the Receivables in the Scheduled Accounts that shall at that time be held by the Servicer. In addition to any other amounts that are then payable to the Servicer under this Agreement, the Servicer shall be entitled to receive from the successor Servicer, as described in Section 8.6, reimbursements for any outstanding Servicer Advances

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made during the period prior to the notice pursuant to this Section 8.2 which terminates the obligation and rights of the Servicer under this Agreement. To the extent that compliance with this Section 8.2 shall require the Servicer to disclose to the successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest.

          SECTION 8.3 Indenture Trustee to Act; Appointment of Successor.

          (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.2, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the Pooling and Servicing Agreement and the transactions set forth or provided for in this Agreement and the Pooling and Servicing Agreement, and shall be subject to all the responsibilities, restrictions, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of this Agreement and the Pooling and Servicing Agreement. As compensation therefor, the Indenture Trustee shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if no such notice of termination had been given. Notwithstanding the above, the Indenture Trustee may, if it is unwilling to so act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction for the appointment of, a successor (i) having a net worth of not less than $100,000,000, (ii) a long-term unsecured debt rating from Moody's of at least Baa3 (unless such requirement is expressly waived by Moody's) and (iii) whose regular business includes the servicing of dealer floor plan automotive receivables, as the successor to the Servicer under this Agreement and the Pooling and Servicing Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement and the Pooling and Servicing Agreement (except that such successor shall not be liable for any liabilities incurred by any predecessor Servicer). Any successor to the Servicer shall automatically agree to be bound by the terms and provisions of any Series Enhancement Agreement. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of Collections as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement and the Pooling and Servicing Agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement and the Pooling and Servicing Agreement, as shall be necessary to effectuate any such succession.

          (b) All authority and power granted to any successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Issuing Entity pursuant to Section 7.1 of the Trust Agreement, and shall pass to and be vested in the Depositor and, without limitation, the Depositor is hereby authorized and empowered to execute and deliver, on behalf of the successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The successor Servicer agrees to cooperate with the Depositor in effecting the termination of the responsibilities and rights of the successor Servicer under this Agreement and the Pooling and Servicing Agreement. The successor Servicer shall transfer to the Depositor its electronic records relating to the Accounts and the Receivables serviced hereunder in such electronic form as the Depositor may reasonably

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request and shall transfer to the Depositor all other records, correspondence and documents in the manner and at such times as the Depositor shall reasonably request. To the extent that compliance with this Section 8.3 shall require the successor Servicer to disclose to the Depositor information of any kind which the successor Servicer deems to be confidential, the Depositor shall be required to enter into such customary licensing and confidentiality agreements as the successor Servicer shall deem necessary to protect its interests.

          SECTION 8.4 Notification to Securityholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Indenture Trustee shall give prompt written notice thereof to the Noteholders, the Rating Agencies and the Owner Trustee shall give prompt written notice thereof to the Certificateholders.

          SECTION 8.5 Waiver of Past Defaults. Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date (or, if all of the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date) voting as a single class, may, on behalf of all Securityholders, waive any default by the Servicer in the performance of its obligations hereunder and under the Pooling and Servicing Agreement and its consequences, except a Servicing Default under
Section 8.1(a). Upon any such waiver of a past default, such default shall cease to exist, and any Servicing Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Pooling and Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 8.6 Repayment of Advances. If the identity of the Servicer shall change, the predecessor Servicer shall be entitled to receive, to the extent of available funds, reimbursement for Servicer Advances in the manner specified in the Indenture or any related Indenture Supplement, with respect to all previously unreimbursed Servicer Advances made by such predecessor Servicer prior to the reimbursement of any Servicer Advances made by the successor Servicer.

                                   ARTICLE IX
                                   TERMINATION

          SECTION 9.1 Termination. Notice of any termination of the Issuing Entity and the Trust Agreement shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof. Following the satisfaction and discharge of the Indenture and the payment in full of principal and interest on the Notes, the Certificateholders shall succeed to the rights of the Noteholders hereunder and the Owner Trustee shall succeed to the rights of the Indenture Trustee pursuant to this Agreement (subject to the continuing obligations of the Indenture Trustee set forth in Sections 3.4, 7.3 and 8.3 of this Agreement and Section 4.4 of the Indenture). After payment to the Indenture Trustee, the Owner Trustee, the Securityholders (including any required deposit into the Series Accounts for the benefit of the Securityholders) and the Servicer of all amounts required to be paid (or so deposited) under this Agreement, the Indenture and the Trust Agreement, any amounts on

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deposit in the Excess Funding Account, the Cash Collateral Account and the
Collection Account and any other assets of the Issuing Entity, including any Receivables held by the Issuing Entity, shall be paid and delivered to the Depositor and this Agreement (except for Section 7.1) shall be terminated.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

          SECTION 10.1 Amendment.

          (a) This Agreement may be amended by the Depositor, the Servicer and the Owner Trustee with the consent of the Indenture Trustee, but without the consent of any of the Securityholders,

               (i) to cure any ambiguity,

               (ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Basic Documents,

               (iii) to add or supplement any Series Enhancement Agreement for the benefit of any Securityholders (provided that if any such addition shall affect any series or class of Securityholders differently than any other series or class of Securityholders, then such addition shall not, as evidenced by an Opinion of Counsel, materially and adversely affect in any material respect the interests of any series or class of Securityholders),

               (iv) to add to the covenants, restrictions or obligations of the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee for the benefit of the Securityholders,

               (v) to add provisions to or delete or modify the existing provisions of this Trust Sale and Servicing Agreement as appropriate to allow the Issuing Entity to issue foreign currency-denominated Notes, including without limitation adding provisions granting rights under this Trust Sale and Servicing Agreement to counterparties of the currency swaps that may be entered into in connection with the issuance of such foreign currency-denominated Notes, or

               (vi) to add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interests of the Securityholders.

          (b) This Agreement may also be amended from time to time by the Depositor, the Servicer and the Owner Trustee with the consent of the Indenture Trustee, the consent of Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date (unless, as evidenced by an Opinion of Counsel, such amendment shall not materially and adversely affect the interests of the Noteholders) and the consent of Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date (unless, as evidenced by an Opinion of Counsel, such amendment shall not materially and adversely affect the interests of the Certificateholders) (which consent, whether given pursuant to this Section 10.1 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Security and of any Security issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Security) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall

               (i) change the due date of any instalment of principal of or interest on any Security, or reduce the principal amount thereof, the interest rate applicable thereto, or the Redemption Price with respect thereto, change any place of payment where, or the coin or currency in which, any Security or any distribution thereon is payable, or impair the right to institute suit as provided in Article V of the Indenture for the enforcement of the provisions of the Indenture requiring the application of funds available therefor to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date) (it being understood that the issuance of any Notes after the Initial Closing Date as contemplated by the Trust Sale and Servicing Agreement and the Indenture and the specification of the terms and provisions thereof pursuant to an Indenture Supplement (with respect to any Notes) shall not be deemed to have such effect for purposes hereof), without the consent of each affected Securityholder,

               (ii) adversely affect the rating of any series or class of Securities by any Rating Agency without the consent of the holders of two-thirds of the Outstanding Amount of such series of Notes or the Voting Interests of such class of Certificates, as appropriate, or

               (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of such aforesaid percentage of Securityholders.

          (c) Notwithstanding anything herein to the contrary, this Agreement may be amended by the Depositor upon satisfaction of the Rating Agency Condition with respect thereto, but without the consent of any other Person other than as specified in an Indenture Supplement, to amend, add or delete the criteria used in the definition of "Eligible Account," "Eligible Deposit Account," "Eligible Institution," "Eligible Investments" or "Eligible Receivable," as set forth in Appendix A to this Agreement, and this Agreement may be amended from time to time and additional provisions may be added with respect to Other Assets by the Servicer and the Depositor upon satisfaction of the Rating Agency Condition with respect thereto, but without the consent of the Holders of any Notes or any other Person, except as specified in a related Indenture Supplement.

          (d) Prior to the execution of any such amendment, supplement or consent, the Servicer shall furnish written notification of the substance of such amendment or consent to the Rating Agencies.

          (e) Promptly after the execution of any such amendment, supplement or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Securityholder.

          (f) It shall not be necessary for the consent of Securityholders pursuant to Section 10.1(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Securityholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable requirements as the Indenture Trustee or the Owner Trustee may prescribe, including the establishment of record dates pursuant to the Depository Agreements.

          (g) Prior to the execution of any amendment to this Agreement, the Indenture Trustee and the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.2(i). The Indenture Trustee and the Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects such trustee's own rights, duties or immunities under this Agreement or otherwise.

          (h) Each of the Servicer and the Depositor agrees that such Person shall not amend or agree to any amendment of the Pooling and Servicing Agreement unless such amendment would be permissible under the terms of this Section 10.1 as if this Section 10.1 were contained in the Pooling and Servicing Agreement.

          SECTION 10.2 Protection of Title to the Owner Trust Estate.

          (a) The Depositor or the Servicer or both shall, and are hereby authorized to, execute and file such financing statements and cause to be executed and filed such continuation statements or other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Securityholders, the Indenture Trustee and the Owner Trustee hereunder in the Receivables in the Scheduled Accounts, the related Collateral Security and in the proceeds thereof (including, without limitation, the filing of UCC-1 financing statements on or prior to the Closing
Date). The Depositor or the Servicer or both shall deliver (or cause to be delivered) to the Indenture Trustee and the Owner Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Depositor agrees to use reasonable efforts to cause the Seller to comply with its obligations under Section 7.02 of the Pooling and Servicing Agreement.

          (b) Within 60 days after the Depositor or the Servicer make any change in its name, identity or corporate structure that would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of the UCC, the Depositor or the Servicer as applicable shall give the Indenture Trustee and the Owner Trustee notice of any such change.

          (c) Each of the Depositor and the Servicer shall give the Indenture Trustee and the Owner Trustee at least 60 days prior written notice of any relocation of its principal executive office or change in its jurisdiction of organization if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it services Receivables arising under the Scheduled Accounts, its principal executive office and its jurisdiction of organization within the United States of America.

          (d) The Servicer shall maintain accounts and records as to each Eligible Receivable arising under a Scheduled Account accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each such Receivable and the amounts from time to time deposited in the Collection Account.

          (e) In connection with the transfer hereunder of the Receivables in the Scheduled Accounts and the related Collateral Security from the Depositor to the Issuing Entity, the Depositor shall, at its own expense, on or prior to the Initial Closing Date, in the case of the Initial Accounts, and on or prior to the applicable Addition Date, in the case of Additional Accounts, (i) indicate in its computer files and cause the Servicer to indicate in its computer files as required by the Pooling and Servicing Agreement, that the Eligible Receivables in the Scheduled Accounts have been transferred, and the Collateral Security assigned, to the Depositor pursuant to the Pooling and Servicing Agreement and that such property has been transferred to the Issuing Entity pursuant to this Agreement for the benefit of the Securityholders and (ii) deliver (or cause the Servicer to deliver) a true and complete list of all such Accounts to the Owner Trustee specifying for each such Account, as of the Initial Cut-Off Date, in the case of the Initial Accounts, and as of the applicable Additional Cut-Off Date, in the case of Additional Accounts, its account number and the outstanding principal balance of Eligible Receivables in such Accounts. Such list, as supplemented from time to time to reflect Additional Accounts, Selected Accounts and Removed Accounts (including Accounts removed as described in Sections 2.8 and 2.9), shall be the Schedule of Accounts to this Agreement and is hereby incorporated into and made a part of this Agreement. The Owner Trustee shall be under no obligation whatsoever to verify the accuracy or completeness of the information contained in the Schedule of Accounts from time to time.

          (f) If at any time the Depositor or the Servicer proposes to sell, grant a security interest in, or otherwise transfer any interest in dealer floor plan automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Eligible Receivable arising under a Scheduled Account indicate clearly that an interest in such Receivable has been transferred and is owned by the Issuing Entity.

          (g) The Servicer shall permit the Indenture Trustee and the Owner Trustee and their respective agents at any time to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable then or previously included in the Owner Trust Estate.

          (h) The Servicer shall furnish to the Indenture Trustee and the Owner Trustee at any time upon request a list of all Accounts then included in the Pool of Accounts, together with a reconciliation of such list to the Schedule of Accounts as initially furnished hereunder and to each notice furnished before such request indicating removal from or addition to the Scheduled Accounts. Upon request, the Servicer shall furnish a copy of any such list to the Depositor. The Indenture Trustee, the Owner Trustee and the Depositor shall hold any such list and the Schedule of Accounts and a copy of the Pooling and Servicing Agreement, the Trust Sale and Servicing Agreement and the Indenture for examination by interested parties during normal business hours at their respective Corporate Trust Offices or, in the case of the Depositor, at its office, located at the addresses set forth in Section 10.3.

          (i) The Servicer shall deliver to the Indenture Trustee and the Owner Trustee promptly after the execution and delivery of this Agreement and of each amendment or supplement hereto, an Opinion of Counsel either (a) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Indenture Trustee and the Owner Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest.

          (j) To the extent required by law, the Depositor shall cause the Notes (other than any Unregistered Notes) to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

          SECTION 10.3 Notices. All demands, notices and communications upon or to the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee or the Rating Agencies under this Agreement shall be delivered as specified in Appendix B hereto.

          SECTION 10.4 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF OR OF ANY OTHER JURISDICTION, OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 10.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any of the Securities or rights of any Interested Parties.

          SECTION 10.6 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 3.3, this Agreement may not be assigned by the Depositor without the prior written consent of Noteholders whose Notes evidence not less than 66% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date and of Certificateholders whose Certificates evidence not less than 66% of the Voting Interests as of the close of the preceding Distribution Date. The Depositor shall provide notice of any such assignment to the Rating Agencies.

          SECTION 10.7 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Securityholders and their respective successors and permitted assigns. Except as otherwise provided in Section 7.1 or in this Article X, no other person shall have any right or obligation hereunder.

          SECTION 10.8 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 10.9 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          SECTION 10.10 Assignment to Indenture Trustee. The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuing Entity to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders and (only to the extent expressly provided herein and in the Indenture) the Certificateholders of all right, title and interest of the Issuing Entity in, to and under the Receivables and/or the assignment of any or all of the Issuing Entity's rights and obligations hereunder to the Indenture Trustee.

          SECTION 10.11 No Petition Covenants. Notwithstanding any prior termination of this Agreement, the Servicer and the Depositor shall not, prior to the date which is one year and one day after the final distribution with respect to the Securities, acquiesce, petition or otherwise invoke or cause the Issuing Entity to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Issuing Entity under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuing Entity or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuing Entity.

          SECTION 10.12 Further Assurances. The Depositor, the Owner Trustee and the Indenture Trustee agree to do and perform from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Accounts for filing under the provisions of the UCC of any applicable jurisdiction and to evidence the repurchase of any interest in any Receivable by the Depositor or the Servicer.

          SECTION 10.13 No Waiver; Cumulative Remedies. No failure or delay on the part of the Owner Trustee or the Indenture Trustee in exercising any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, power and privileges provided by law.

          SECTION 10.14 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

          SECTION 10.15 Limitation of Liability of Indenture Trustee and Owner Trustee.

          (a) Notwithstanding anything contained herein to the contrary, this Agreement has been acknowledged and accepted by The Bank of New York Trust Company, N.A. not in its individual capacity but solely as Indenture Trustee and in no event shall The Bank of New York Trust Company, N.A. have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Agreement, in the performance of its duties or obligations hereunder, the Indenture Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Indenture.

          (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by HSBC Bank USA, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuing Entity and in no event shall HSBC Bank USA, National Association in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuing Entity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

                                      *****

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Sale and Servicing Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                        SWIFT MASTER AUTO RECEIVABLES TRUST,
                                        Issuing Entity

                                        By: HSBC BANK USA, NATIONAL ASSOCIATION,
                                            not in its individual capacity but
                                            solely as Owner Trustee on behalf of
                                            the Trust


                                        By: /s/ Elena Zheng
                                            ------------------------------------
                                        Name: Elena Zheng
                                        Title: Assistant Vice President


                                        WHOLESALE AUTO RECEIVABLES LLC,
                                        Depositor


                                        By: /s/ Pamela M. Surhigh
                                            ------------------------------------
                                        Name: Pamela M. Surhigh
                                        Title: Vice President


                                        GMAC LLC, Servicer


                                        By: /s/ Carl J. Vannatter
                                            ------------------------------------
                                        Name: Carl J. Vannatter
                                        Title: Director - Global Securitization

Acknowledged and Accepted:

The Bank of New York Trust Company,
N.A., not in its individual capacity
but solely as Indenture Trustee,


By: /s/ Keith R. Richardson
    ---------------------------------
Name: Keith R. Richardson
Title: Vice President


HSBC Bank USA, National Association,
not in its individual capacity but
solely as Owner Trustee,


By: /s/ Elena Zheng
    ---------------------------------
Name: Elena Zheng
Title: Assistant Vice President

                                                                       EXHIBIT A

                 FORM OF ASSIGNMENT FOR THE INITIAL CLOSING DATE

          As of June 20, 2007, for value received, in accordance with the Trust Sale and Servicing Agreement, dated as of June 20, 2007 (the "Trust Sale and Servicing Agreement"), between GMAC LLC, a Delaware limited liability company, as the Servicer ("GMAC"), Wholesale Auto Receivables LLC, a Delaware limited liability company (the "Depositor"), and SWIFT Master Auto Receivables Trust (the "Issuing Entity"), the Depositor does hereby assign, transfer and otherwise convey unto the Issuing Entity, without recourse, all of its right, title and interest in, to and under (i) all of the Eligible Receivables existing in the Accounts listed in the Schedule of Accounts as of the close of business on the Initial Cut-Off Date and, so long as each such Account is included in the Pool of Accounts, all Eligible Receivables created or deemed created thereunder on each Receivables Transfer Date, all monies due or to become due thereon after the Initial Cut-Off Date or such Receivables Transfer Date, as appropriate, all Collateral Security with respect thereto and all amounts received with respect thereto, (ii) Article IV and Sections 3.04(c) and 6.03 of the Pooling and Servicing Agreement, dated as of June 20, 2007, between GMAC, as seller, and the Depositor, with respect to such Receivables, (iii) the Custodian Agreement with respect to such Receivables and (iv) all proceeds of the foregoing (including "proceeds" as defined in the UCC and Recoveries), in each case, as more fully described in the Trust Sale and Servicing Agreement.

          The foregoing transfer, assignment and conveyance and any transfers, assignments and conveyances subsequent to the date hereof do not constitute, and are not intended to result in, the creation or an assumption by the Issuing Entity of any obligation of the Depositor, the Servicer, General Motors or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers.

          It is the intention of the Depositor and the Issuing Entity that the transfers and assignments contemplated by this Assignment, including transfers and assignments subsequent to the date hereof, shall constitute a transfer of the property described herein and in the Pooling and Servicing Agreement from the Depositor to the Issuing Entity and the beneficial interest in and title to such property shall not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law.

          This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Trust Sale and Servicing Agreement and is to be governed by the Trust Sale and Servicing Agreement.

          Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Trust Sale and Servicing Agreement.

                                      *****

          IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of the day and year first above written.

                                        WHOLESALE AUTO RECEIVABLES LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                       EXHIBIT B

                        LOCATIONS OF SCHEDULE OF ACCOUNTS

                           The Schedule of Accounts is
                           on file at the offices of:

     1.   The Indenture Trustee

     2.   The Owner Trustee

     3.   GMAC LLC

     4.   Wholesale Auto Receivables LLC

                                                                       EXHIBIT C

                    FORM OF ASSIGNMENT FOR EACH ADDITION DATE

          As of ___________, 20__, for value received, in accordance with the Trust Sale and Servicing Agreement, dated as of June 20, 2007 (the "Trust Sale and Servicing Agreement"), between GMAC LLC, a Delaware limited liability company, as the Servicer ("GMAC"), Wholesale Auto Receivables LLC, a Delaware limited liability company (the "Depositor"), and SWIFT Master Auto Receivables Trust (the "Issuing Entity"), the Depositor does hereby assign, transfer and otherwise convey unto the Issuing Entity, without recourse, with respect to the Additional Accounts to which this Assignment relates, all of its right, title and interest in, to and under (i) all of the Eligible Receivables as of the close of business on the related Additional Cut-Off Date in such Additional Accounts and, so long as each such Account is included in the Pool of Accounts, all Eligible Receivables created or deemed created thereunder on each Receivables Transfer Date, all monies due or to become due thereon after such Additional Cut-Off Date or such Receivables Transfer Date, as appropriate, all Collateral Security with respect thereto and all amounts received with respect thereto, (ii) Article IV and Sections 3.04(c) and 6.03 of the Pooling and Servicing Agreement, dated as of June 20, 2007, between GMAC, as seller, and the Depositor, with respect to such Receivables, including the right of the Depositor to cause the Servicer or the Seller to repurchase Receivables under certain circumstances, (iii) the Custodian Agreement with respect to such Receivables and (iv) all proceeds of the foregoing (including "proceeds" as defined in the UCC and Recoveries), in each case as more fully described in the Trust Sale and Servicing Agreement.

          The foregoing transfer, assignment and conveyance and any transfers, assignments and conveyances subsequent to the date hereof do not constitute, and are not intended to result in, the creation or an assumption by the Issuing Entity of any obligation of the Depositor, the Servicer, General Motors or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers.

          It is the intention of the Depositor and the Issuing Entity that the transfers and assignments contemplated by this Assignment, including transfers and assignments subsequent to the date hereof, shall constitute a transfer of the property described herein and the Pooling and Servicing Agreement from the Depositor to the Issuing Entity and the beneficial interest in and title to such property shall not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law.

          This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Trust Sale and Servicing Agreement and is to be governed by the Trust Sale and Servicing Agreement.

          Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Trust Sale and Servicing Agreement.

                                      *****

          IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of the day and year first above written.

                                        WHOLESALE AUTO RECEIVABLES LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                       EXHIBIT D

                   FORM OF OPINION OF COUNSEL WITH RESPECT TO
                              ADDITION OF ACCOUNTS

                 Provision to be Included in Opinion of Counsel
                    Delivered Pursuant to Section 2.7(b)(ix) of the Trust Sale and Servicing Agreement

          The opinion set forth below is subject to standard qualifications, assumptions, limitations and exceptions. Capitalized terms used but not defined herein are used as defined in the Trust Sale and Servicing Agreement dated as of June 20, 2007 among GMAC LLC, as the Servicer, Wholesale Auto Receivables LLC, as the Depositor (the "Depositor"), and SWIFT Master Auto Receivables Trust.

          The Assignment delivered on the Addition Date has been duly authorized, executed and delivered by the Depositor, and constitutes the valid and legally binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms.

                                                                      APPENDIX C

                    ADDITIONAL REPRESENTATION AND WARRANTIES

     1. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and the related Vehicle Collateral Security described in clauses (a) and (b) of Section 2.01 of the Pooling and Servicing Agreement (the "Trust Assets") in favor of the Issuing Entity which security interest is prior to all other Liens, and is enforceable as such against creditors and purchasers from Wholesale Auto Receivables LLC.

     2. All steps necessary to perfect Wholesale Auto Receivables LLC's security interest against each Obligor in the property securing the Trust Assets have been taken.

     3. The Trust Assets constitute "accounts," "chattel paper" or "payment intangibles" within the meaning of the applicable UCC.

     4. Wholesale Auto Receivables LLC owns and has good and marketable title to the Trust Assets, subject to Section 6.03 of the Pooling and Servicing Agreement, free and clear of any Liens, claim or encumbrance of any Person. Wholesale Auto Receivables LLC has received all consents and approval required by the terms of the Trust Assets to the transfer of the Trust Assets hereunder to the Issuing Entity.

     5. Wholesale Auto Receivables LLC has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Trust Assets granted to the Issuing Entity under this Agreement.

     6. The Custodian, has in its possession the Eligible Receivables Files and holds them in accordance with its customary procedures and any and all other documents that the Servicer or the Depositor shall keep on file, in accordance with its customary procedures, relating to the Eligible Receivables. All financing statements filed or to be filed against the Wholesale Auto Receivables LLC in favor of the Issuing Entity in connection herewith describing the Trust Assets contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party."

     7. Other than the security interest granted to the Issuing Entity under this Agreement and as contemplated in Section 6.03 of the Pooling and Servicing Agreement, Wholesale Auto Receivables LLC has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Trust Assets and has not authorized the filing of and is not aware of any financing statements that include a description of collateral covering the Trust Assets other than any financing statement (i) relating to the security interest granted to Wholesale Auto Receivables LLC, the Issuing Entity and the Indenture Trustee under the Basic Documents, (ii) that has been terminated, or (iii) that names the Issuing Entity as secured party. Wholesale Auto Receivables LLC is not aware of any judgment or tax lien filings against Wholesale Auto Receivables LLC.

     8 The representations, warranties and certifications contained in paragraphs 1-7 above shall survive the transfers and assignments to the Issuing Entity. No failure or delay on the part of the Owner Trustee in exercising any right, remedy, power or privilege with respect to this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any right, remedy, power or privilege with respect to this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

                                   APPENDIX A

                              PART I - DEFINITIONS

     All terms defined in this Appendix shall have the defined meanings when used in the Basic Documents, unless otherwise defined therein.

          Account: An individual line of credit or related lines of credit represented by a Floor Plan Financing Agreement extended or maintained by the Seller to a Dealer.

          Account Holder: A bank or trust company that holds one or more of the Designated Accounts.

          Accountants' Report: The report described in Section 4.2 of the Trust Sale and Servicing Agreement.

          Accumulation Period: With respect to any Series or Class, the period specified in the related Indenture Supplement.

          Act: An Act as specified in Section 12.3(a) of the Indenture.

          Addition Date: The date as of which an Additional Account is added to the Pool of Accounts.

          Addition Notice: The notice specified in Section 2.7(a) of the Trust Sale and Servicing Agreement.

          Additional Account: An Account as described in Section 2.03(a) of the Pooling and Servicing Agreement to be included in the Pool of Accounts after the Initial Cut-Off Date.

          Additional Cut-Off Date: The date specified in the Seller Addition Notice described in Section 2.03(a) of the Pooling and Servicing Agreement.

          Adjusted Nonoverconcentration Pool Balance: On any date, an amount equal to the sum of (a) the Nonoverconcentration Pool Balance on that date and
(b) the Excess Funding Account Amount on that date.

          Adjusted Overconcentration Pool Balance: On any date, an amount equal to the sum of (a) the Overconcentration Pool Balance on that date and (b) the Cash Collateral Account Amount on that date.

          Adjusted Pool Balance: On any date, the sum of (a) the Pool Balance on that date, (b) the Excess Funding Account Amount on that date, and (c) the Cash Collateral Account Amount on that date.

          Administration Agreement: That certain Administration Agreement, dated as of the Initial Closing Date, among GMAC, as Administrator, the Issuing Entity and the Indenture Trustee, as amended and supplemented from time to time.

          Administrative Purchase Payment: means:

          (i) the payment described in Section 3.04(d) of the Pooling and Servicing Agreement and

          (ii) any payment by the Servicer pursuant to Section 7.01 of the related Indenture Supplement (which payment, in the case of this clause (ii), shall equal the greater of (A) the amount computed as specified in Section 3.04 of the Pooling and Servicing Agreement with respect to the Receivables and (B) the outstanding principal balance and accrued and unpaid interest on all Notes on the related Distribution Date).

          Administrative Receivable: A Receivable described in Section 3.04(c) of the Pooling and Servicing Agreement.

          Administrator: GMAC or any successor Administrator under the Administration Agreement.

          Adverse Effect: With respect to any action, an action that (a) will result in the occurrence of an Early Amortization Event or an Event of Default or (b) materially and adversely affects the amount or expected timing of distributions to be made to the Noteholders of any Series or Class pursuant to the Trust Sale and Servicing Agreement, the Indenture or the related Indenture Supplement.

          Affiliate: With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Agency Office: The office of the Issuing Entity maintained pursuant to
Section 3.2 of the Indenture.

          Aggregate Dealer Defaulted Amount: On any date, an amount equal to the aggregate of all Dealer Defaulted Amounts for all Dealers on that date.

          Aggregate Dealer Interest Collections: For any Collection Period, an amount equal to the sum of (a) the aggregate amount of Dealer Interest Collections for each Dealer during that Collection Period and (b) Investment Proceeds on the Collection Account for that Collection Period.

          Aggregate Dealer New Vehicle Principal Receivables: On any date, the aggregate of the Dealer New Vehicle Principal Receivables for each Dealer on that date.

          Aggregate Dealer Overconcentration Amount: On any date, the aggregate of the Dealer Overconcentration Amounts for each Dealer on that date.

          Aggregate Dealer Overlap Overconcentration Amount: On any date, the aggregate of the Dealer Overlap Overconcentration Amounts for each Dealer on that date.

          Aggregate Dealer Principal Collections: For any day or period, the aggregate amount of Dealer Principal Collections for each Dealer on that day or for that period.

          Aggregate Dealer Used Vehicle Overconcentration Amount: On any date, the excess, if any, of (a) the Aggregate Dealer Used Vehicle Principal Receivables on that date over (b) the Maximum Used Vehicle Exposure Amount on that date.

          Aggregate Dealer Used Vehicle Principal Receivables: On any date, the aggregate of the Dealer Used Vehicle Principal Receivables for each Dealer on that date.

          Aggregate First Tier Overconcentration Amount: On any date, the aggregate of the First Tier Overconcentration Amounts for each Dealer on that date.

          Aggregate Fourth Tier Overconcentration Amount: On any date, the excess, if any, of (a) the Aggregate Dealer Used Vehicle Overconcentration Amount over (b) the sum of (i) the Aggregate First Tier Overconcentration Amount on that date and (ii) the Aggregate Third Tier Overconcentration Amount on that date.

          Aggregate Nonoverconcentration Net Invested Amount: On any date, an amount equal to the aggregate of the Net Invested Amounts for each Nonoverconcentration Series on that date.

          Aggregate Overconcentration Defaulted Amount: On any date, an amount equal to the aggregate of the Dealer Overconcentration Defaulted Amounts for all of the Dealers on that date.

          Aggregate Overconcentration Net Invested Amount: On any date, an amount equal to the aggregate of the Net Invested Amounts for each Overconcentration Series on that date.

          Aggregate Reallocated Nonoverconcentration Amount: On any date, an amount equal to the aggregate of the Reallocated Nonoverconcentration Amount for each Overconcentration Series on that date.

          Aggregate Reassignment Amount: For any Distribution Date, the aggregate of the Reassignment Amounts for each Series.

          Aggregate Second Tier Overconcentration Amount: On any date, the aggregate of the Second Tier Overconcentration Amounts for each Dealer on that date.

          Aggregate Third Tier Overconcentration Amount: On any date, the aggregate of the Third Tier Overconcentration Amounts for each Dealer on that date.

          Applicable Trustee: So long as the Outstanding Amount for any Series or Class is greater than zero and the Indenture has not been discharged in accordance with its terms, the Indenture Trustee, and thereafter, the Owner Trustee.

          Auction Vehicles: Under the Servicer's current practices and policies, Vehicles purchased at a closed auction conducted by General Motors or others.

          AutoNation Dealer: With respect to any Dealer, a Dealer which is owned or operated by AutoNation, Inc., a Delaware corporation.

          Authentication Agent: With respect to a Series, the authentication agent for such Series acting on behalf of the Indenture Trustee designated as such by or pursuant to Section 2.1 of the Indenture.

          Authorized Officer: With respect to the Issuing Entity, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuing Entity and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Initial Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuing Entity and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Initial Closing Date (as such list may be modified or supplemented from time to time thereafter). With respect to any other Person, any Vice President or more senior officer of such Person who is authorized to act for such Person with respect to such matters.

          Available Receivable: A Receivable that is identified by the Seller as satisfying the criteria set forth in clauses (a) through (q) of the definition of Eligible Receivable, and prior to the Systems Conversion Date, the criteria set forth in clause (r) of the definition of Eligible Receivable.

          Bankruptcy Code: Title 11 of the United States Code, as the same may be amended from time to time.

          Basic Documents: The Certificate of Trust, the Trust Agreement, the Pooling and Servicing Agreement, the Trust Sale and Servicing Agreement, the Custodian Agreement, the Administration Agreement, the Indenture, any Indenture Supplement, any Depository Agreement, any paying agent agreement, the Series Enhancement Agreements and the other documents and certificates delivered in connection therewith from time to time.

          Bearer Notes: Has the meaning specified in Section 2.1 of the Indenture.

          Benefit Plan: Any one of (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA,
(b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of an employee benefit plan's or a plan's investment in such entity.

          Book-Entry Notes: Notes in which ownership and transfers shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

          Business Day: Unless otherwise defined in an Indenture Supplement (with respect to the Series issued thereunder) or the Trust Agreement (with respect to the Certificates issued thereunder), any day other than a Saturday, a Sunday or any other day on which banks in New York, New York or Detroit, Michigan, may, or are required to, be closed.

          Cash Collateral Account: Has the meaning specified in Section 8.3 of the Indenture.

          Cash Collateral Account Amount: On any date, an amount equal to the sum of (a) the amount on deposit in the Cash Collateral Account (excluding amounts related to investment earnings on that date) and (b) the aggregate amount of outstanding Permitted Delayed Remittances with respect to the Cash Collateral Account on that date.

          Cede: CEDE & Co., as the nominee of DTC.

          Certificate: Any one of the asset backed certificates described in the Trust Agreement and executed by the Owner Trustee and authenticated by the Owner Trustee in substantially the form attached to the Trust Agreement.

          Certificate Amount: On any date, an amount equal to the sum of (a) the Nonoverconcentration Certificate Amount on that date and (b) the Overconcentration Certificate Amount on that date.

          Certificate Distribution Account: The account designated as such, established and maintained pursuant to Section 5.1(a) of the Trust Agreement.

          Certificate Interest: The interest in the Trust Estate represented by the Certificate Amount, including any amounts allocated to such interest pursuant to the Basic Documents.

          Certificate of Trust: The certificate of trust of the Issuing Entity substantially in the form of Exhibit B to the Trust Agreement to be filed for the Issuing Entity pursuant to Section 3810(a) of the Statutory Trust Statute.

          Certificate Register: The register of Certificates specified in
Section 3.4(a) of the Trust Agreement.

          Certificate Registrar: The registrar of the Certificate Register appointed pursuant to Section 3.4(a) of the Trust Agreement.

          Certificated Security: On any date, has the meaning given to such term under the applicable UCC in effect on that date.

          Certificateholder: A Person in whose name a Certificate is registered on the Certificate Register.

          Class: With respect to any Series, any one of the classes of Notes of such Series.

          Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. Unless otherwise specified in an Indenture Supplement (with respect to the Series issued thereunder), the Clearing Agency for any Security shall be DTC.

          Clearing Agency Participant: A securities broker, dealer, bank, trust company, clearing corporation or other financial institution or other Person for whom from time to time a Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

          Closing Date: With respect to any Series, the meaning specified in the related Indenture Supplement.

          Code: The Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

          Collateral: The collateral specified in the granting clause of the Indenture.

          Collateral Security: With respect to any Receivable, all collateral security granted to secure the obligations of the related Dealer in connection therewith and any proceeds therefrom, including the related Vehicle Collateral Security, and, to the extent applicable, other motor vehicles, parts inventory, equipment, fixtures, service accounts, realty and guarantees.

          Collection Account: Has the meaning specified in Section 8.3(a) of the Indenture.

          Collection Period: With respect to any Distribution Date, unless otherwise specified in an Indenture Supplement, the calendar month preceding the month in which such Distribution Date occurs; provided, however, that for the initial Distribution Date, the related Collection Period shall be the period from and including the Initial Cutoff Date to and including the last day of the calendar month preceding the initial Distribution Date.

          Collections: Interest Collections and Principal Collections.

          Common Collateral: The property constituting Collateral Security described as such in Section 6.03(a) of the Pooling and Servicing Agreement.

          Control: (x) The Indenture Trustee shall have obtained "Control" over a Security Entitlement if:

               (i)  (a)  the Indenture Trustee is the Securities Intermediary
                         for the Designated Account in which such Security Entitlement is held, or

                    (b)  the Indenture Trustee

                         (1) is identified in the records of the Securities Intermediary as the person having such a Security

                              Entitlement against the Securities Intermediary, or

                         (2) has obtained the agreement, in writing, of the Securities Intermediary for such Security Entitlement that it will comply with orders of the Indenture Trustee regarding the sale or redemption of the Security Entitlement without further consent of any other Person, and

               (ii) the Securities Intermediary for such Security Entitlement

                    (a)  is the registered owner of the related Financial Asset,

                    (b) is the holder of the Security Certificate for the related Financial Asset, or

                    (c) holds its interest in the related Financial Asset directly through a clearing corporation (as defined in Revised Article 8); and

          (y) the Indenture Trustee shall have obtained "Control" over a Federal Book-Entry Security if:

               (i)  (a)  the Indenture Trustee is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such Federal Book-Entry Security; and

                    (b) such Federal Reserve Bank has indicated by book entry that such Federal Book-Entry Security has been credited to the Indenture Trustee's securities account in such book entry system; or

               (ii) (a)  the Indenture Trustee

                         (1) is identified in the records of a Securities Intermediary as the Person having a Security Entitlement in respect of such Federal Book-Entry Security against such Securities Intermediary; or

                         (2) has obtained the agreement, in writing, of the Securities Intermediary for such Security Entitlement that it will comply with orders of the Trustee regarding the sale or redemption of the Security Entitlement without further consent of any other Person; and

                    (b) the Securities Intermediary for such Security Entitlement is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such Federal Book-Entry Security; and

                    (c) such Federal Reserve Bank has indicated by book entry that such Federal Book-Entry Security has been credited to the Securities Intermediary's securities account in such book entry system.

          Controlled Accumulation Period: With respect to any Series or Class, the period specified in the related Indenture Supplement.

          Controlled Amortization Period: With respect to any Series or Class, the period specified in the related Indenture Supplement.

          Controlled Deposit Amount: With respect to any Series, the amount specified in the related Indenture Supplement.

          Corporate Trust Office: With respect to the Indenture Trustee or the Owner Trustee, the principal office at which at any particular time the corporate trust business of the Indenture Trustee or Owner Trustee, respectively, shall be administered, which offices at the Initial Closing Date are located:

     in the case of the Indenture Trustee, at:

     The Bank of New York Trust Company, N.A.
     2 North LaSalle Street, Suite 1020
     Chicago, Illinois 60602
     Attention: Structured Finance Services-SWIFT Master Auto Receivables Trust

     and, with respect to registration, exchange or transfer of a Note, at:

     The Bank of New York Trust Company, N.A.
     Attention: Structured Finance Services-SWIFT Master Auto Receivables Trust 101 Barclay, 12 East
     New York, New York 10007

     and in the case of the Owner Trustee, at:

     HSBC Bank USA, National Association
     10 East 40th Street, 14th Floor
     New York, New York 10016

          Coupon: Has the meaning specified in Section 2.1 of the Indenture.

          Cumulative Net Dealer Nonoverconcentration Defaulted Amount: For any Dealer on any date, an amount equal to the excess, if any, of (a) the aggregate amount of all Dealer Nonoverconcentration Defaulted Amounts for that Dealer since the cut-off date applicable to that

Dealer over (b) the aggregate amount of all Dealer Nonoverconcentration Recoveries for that Dealer.

          Custodian: GMAC, as Servicer, or another custodian named from time to time pursuant to the Custodian Agreement.

          Custodian Agreement: The Custodian Agreement, dated as of the Initial Closing Date, between the Custodian, the Seller and the Depositor, as amended and supplemented from time to time.

          Daily Remittance Period: Any period designated as such in an Indenture Supplement.

          Dealer: Any corporation, entity or other Person engaged generally in the business of purchasing Vehicles from a manufacturer, upfitter or distributor and holding such Vehicles for sale or lease in the ordinary course of business, including to manufacturers, upfitters or distributors; it being understood that each Account will be deemed to be a separate Dealer.

          Dealer Defaulted Amount: For any Dealer on any date, the amount (not less than zero) of Eligible Principal Receivables of that Dealer that became Defaulted Receivables on that date, other than any such Receivables that are subject to repurchase by the Depositor or the Seller or purchase by the Servicer (unless certain events of bankruptcy, insolvency or receivership have occurred with respect to the Depositor, the Seller or the Servicer, as the case may be, in which event Defaulted Receivables shall include the principal amount of such otherwise excluded Receivables).

          Dealer Interest Collections: For any Dealer for any Collection Period, the product of (a) the Interest Collections for that Dealer for that Collection Period and (b) a fraction (i) the numerator of which is the Eligible Interest for that Dealer as of the last day of the Collection Period prior to that Collection Period and (ii) the denominator of which is the Total Interest for that Dealer for the last day of the Collection Period prior to that Collection Period.

          Dealer New Vehicle Principal Receivables: For any Dealer on any date, the Eligible Principal Receivables of that Dealer on that date that were advanced against New Vehicles.

          Dealer Nonoverconcentration Defaulted Amount: For any Dealer on any date, (a) the Dealer Defaulted Amount for that Dealer for that date minus (b) the Dealer Overconcentration Defaulted Amount for that Dealer on that date.

          Dealer Nonoverconcentration New Vehicle Principal Receivables: For any Dealer on any date, (a) the Dealer New Vehicle Principal Receivables for that Dealer on that date minus (b) the Second Tier Overconcentration Amount for that Dealer on that date.

          Dealer Nonoverconcentration Principal Receivables: For any Dealer on any date, the sum of (a) the Dealer Nonoverconcentration New Vehicle Principal Receivables for that Dealer on that date and (b) the Dealer Nonoverconcentration Used Vehicle Principal Receivables for that Dealer on that date.

          Dealer Nonoverconcentration Recoveries: For any Dealer and any Collection Period, (a) the Recoveries for that Dealer during that Collection Period minus (b) the Dealer Overconcentration Recoveries for that Dealer during that Collection Period.

          Dealer Nonoverconcentration Used Vehicle Principal Receivables: For any Dealer on any date, (a) the Dealer Used Vehicle Principal Receivables for that Dealer on that date minus (b) the sum of (i) the First Tier Overconcentration Amount for that Dealer on that date, (ii) the Third Tier Overconcentration Amount for that Dealer on that date and (iii) the Fourth Tier Overconcentration Amount for that Dealer on that date.

          Dealer Overconcentration Amount: For any Dealer on any date, the excess, if any, of (a) the Dealer Principal Receivables for that Dealer on that date over (b) the excess, if any, of (i) the Maximum Dealer Exposure Amount for that Dealer on that date over (ii) the Cumulative Net Dealer Nonoverconcentration Defaulted Amount for that Dealer on that date. For purposes of calculating Overconcentration Amounts, all Dealers that are Affiliates according to the Servicer's current practices and policies shall be treated as a single Dealer.

          Dealer Overconcentration Defaulted Amount: For any Dealer on any date,
(a) on or prior to the Systems Conversion Date, an amount equal to the product of (i) the Dealer Defaulted Amount for that Dealer on that date and (ii) the Dealer Overconcentration Principal and Default Allocation Percentage for that Dealer on that date and (b) after the Systems Conversion Date, an amount equal to the sum of (i) the product of (A) the Dealer Defaulted Amount relating to New Vehicles for that Dealer on that date and (B) the Dealer Overconcentration New Vehicle Principal and Default Allocation Percentage for that Dealer on that date and (ii) the product of (A) the Dealer Defaulted Amount relating to Used Vehicles for that Dealer on that date and (B) the Dealer Overconcentration Used Vehicle Principal and Default Allocation Percentage for that Dealer on that date.

          Dealer Overconcentration New Vehicle Principal and Default Allocation
Percentage: For any Dealer on any date, the percentage equivalent of a fraction
(a) the numerator of which is the Second Tier Overconcentration Amount for that Dealer on that date and (b) the denominator of which is the Dealer New Vehicle Principal Receivables for that Dealer on that date.

          Dealer Overconcentration Principal and Default Allocation Percentage:
For any Dealer on any date, the percentage equivalent of a fraction (a) the numerator of which is the Dealer Overconcentration Amount for that Dealer on that date and (b) the denominator of which is the Dealer Principal Receivables for that Dealer on that date.

          Dealer Overconcentration Principal Collections: For any Dealer on any date, (a) on or prior to the Systems Conversion Date, an amount equal to the product of (i) the Dealer Principal Collections for that Dealer on that date and
(ii) the Dealer Overconcentration Principal and Default Allocation Percentage for that Dealer on that date and (b) after the Systems Conversion Date, an amount equal to the sum of (i) the product of (A) the Dealer Principal Collections relating to New Vehicles for that Dealer on that date and (B) the Dealer Overconcentration New Vehicle Principal and Default Allocation Percentage for that Dealer on that date and (ii) the product of (A) the Dealer Principal Collections relating to Used Vehicles for that Dealer on that date and (B) the Dealer Overconcentration Used Vehicle Principal and Default Allocation Percentage for that Dealer on that date.

          Dealer Overconcentration Recoveries: For any Dealer and any Collection Period, the aggregate with respect to each Defaulted Receivable of that Dealer of (a) on or prior to the Systems Conversion Date, an amount equal to the product of (i) the Dealer Overconcentration Principal and Default Allocation Percentage for that Dealer on the date that Defaulted Receivable became a Defaulted Receivable and (ii) the Recoveries on that Defaulted Receivable during that Collection Period and (b) after the Systems Conversion Date, an amount equal to the sum of (i) for each such Defaulted Receivable relating to a New Vehicle, the product of (A) the Dealer Overconcentration New Vehicle Principal and Default Allocation Percentage for such Dealer on the date that Defaulted Receivable became a Defaulted Receivable and (B) the Recoveries on that Defaulted Receivable during that Collection Period and (ii) for each such Defaulted Receivable relating to a Used Vehicle, the product of (A) the Dealer Overconcentration Used Vehicle Principal and Default Allocation Percentage for such Dealer on the date that Defaulted Receivable became a Defaulted Receivable and (B) the Recoveries on that Defaulted Receivable during that Collection Period.

          Dealer Overconcentration Used Vehicle Principal and Default Allocation
Percentage: For any Dealer on any date, the percentage equivalent of a fraction
(a) the numerator of which is the sum of (i) the First Tier Overconcentration Amount for that Dealer on that date, (ii) the Third Tier Overconcentration Amount for that Dealer on that date and (iii) the Fourth Tier Overconcentration Amount for that Dealer on that date and (b) the denominator of which is the Dealer Used Vehicle Principal Receivables for that Dealer on that date.

          Dealer Overlap Overconcentration Amount: For any Dealer on any date, the lesser of (a) the Dealer Overconcentration Amount for that Dealer on that date and (b) the Dealer Used Vehicle Principal Receivables for that Dealer on that date.

          Dealer Principal Collections: For any Dealer and any date, the sum of
(a) Principal Collections on Eligible Principal Receivables for that Dealer on that date and (b) the principal portion of all Warranty Payments and Administrative Purchase Payments, if any, on that date.

          Dealer Principal Receivables: For any Dealer on any date, the sum of
(a) Dealer New Vehicle Principal Receivables for that Dealer on that date and
(b) Dealer Used Vehicle Principal Receivables for that Dealer on that date.

          Dealer Used Vehicle Principal Receivables: For any Dealer on any date, the Eligible Principal Receivables of that Dealer on that date that were advanced against Used Vehicles.

          Default: Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

          Defaulted Eligible Principal Receivables: For any date, all Eligible Principal Receivables that became Defaulted Receivables on that date.

          Defaulted Receivables: For any date, all Eligible Receivables that were charged-off as uncollectible on or prior to that date.

          Defeasance: Has the meaning specified in Section 11.4(a) of the Indenture.

          Defeased Series: Has the meaning specified in Section 11.4(a) of the Indenture.

          Definitive Certificates: The Certificates issued pursuant to the Trust Agreement in definitive form.

          Definitive Notes: The Notes issued pursuant to the Indenture in definitive form.

          Delivery: When used with respect to Designated Account Property, "Delivery" means:

               (i)  (a)  with respect to Physical Property or any Certificated
                         Security, transfer thereof to the Account Holder or its nominee or custodian by physical delivery to the Account Holder or its nominee or custodian endorsed to, or registered in the name of, the Account Holder or its nominee or custodian or endorsed in blank; and

                    (b) with respect to a Security Certificate or any other Designated Account Property that constitutes Physical Property and that is not a Security Entitlement transfer of such Security Certificate or other Designated Account Property to the Account Holder or its nominee or custodian by physical delivery to the Account Holder or its nominee or custodian endorsed to, or registered in the name of, the Account Holder or its nominee or custodian or endorsed in blank; and

               (ii) with respect to any Uncertificated Security that is not a
                    Federal Book-Entry Security:

                    (a) if the issuer of such Uncertificated Security is organized under the laws of a jurisdiction that has not adopted Revised Article 8, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the transfer to the Account Holder or its nominee or custodian of such Uncertificated Security and the making by such financial intermediary of entries on its books and records identifying such Uncertificated Securities as belonging to the Account Holder or its nominee or custodian; and

                    (b) if the issuer of such Uncertificated Security is organized under the laws of a jurisdiction that has adopted Revised Article 8, (x) the issuer registers the Account Holder as the registered owner or (y) the Account Holder otherwise satisfies the requirements for obtaining "control" under Section 8-106(c) of Revised Article 8.

          Depositor: Wholesale Auto Receivables LLC in its capacity as Depositor under certain of the Basic Documents, or its successor in interest pursuant to
Section 3.3 of the Trust Sale and Servicing Agreement.

          Depository Agreement: The Note Depository Agreement and any similar agreement executed in connection with the issuance of any Class originally issued as Book Entry Notes.

          Designated Account Property: With respect to any Designated Account, all amounts and investments held from time to time in that Designated Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

          Designated Accounts: The Collection Account, the Excess Funding Account, the Cash Collateral Account and each Series Account.

          Determination Date: With respect to any Series, the date specified as such in the related Indenture Supplement.

          Distribution Date: With respect to any Series, the date specified in the related Indenture Supplement.

          DPP: Delayed Payment Privilege, a program of GMAC under which GMAC may agree with a dealer not to require payment of principal promptly upon the sale or lease of the vehicle to a customer.

          DTC: The Depository Trust Company, a limited-purpose trust company certified under the New York Banking Law.

          Early Accumulation Period: With respect to any Series, the period specified in the related Indenture Supplement.

          Early Amortization Event: With respect to any Series, a Series Early Amortization Event for that Series.

          Early Amortization Period: With respect to any Series or Class, the period specified in the related Indenture Supplement.

          Eligible Account: With respect to any date, an Account that:

          (a) is in favor of a Person that is not subject to voluntary or involuntary liquidation, and that is not classified in "programmed" or "no credit" status by the Servicer;

          (b) has been established by GMAC, General Motors or one of their Subsidiaries;

          (c)  is maintained and serviced on behalf of the Seller;

          (d)  is not a Fleet Account;

          (e) with respect to which, during the preceding 12 months, the Servicer has not charged off, without recovery, any amount in excess of $25,000;

          (f) is not an Account on which the related obligor has materially breached its obligation to pay the related Receivable upon sale of the Vehicle related thereto (a material breach, for these purposes, includes, without limitation, any failure to pay such Receivable which the Servicer knows to be attributable in whole or in part to such obligor's unwillingness or financial inability to pay); and

          (g)  is in favor of a Person located or organized in the United
               States.

Each of the foregoing criteria may be amended, modified or deleted in its entirety and additional criteria may be added, in each case, by the Depositor upon satisfaction of the Rating Agency Condition with respect thereto, but without the consent of any Noteholder or other Person, other than as specified in an Indenture Supplement.

          Eligible Deposit Account: Either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States thereof (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account so long as any of the securities of such depository institution has a credit rating from each Rating Agency then rating such securities in one of its generic rating categories which signifies investment grade. Each of the foregoing criteria may be amended, modified or deleted in its entirety and additional criteria may be added, in each case, by the Depositor upon satisfaction of the Rating Agency Condition with respect thereto, but without the consent of any Noteholder or any other Person, other than as specified in an Indenture Supplement.

          Eligible Institution: Either

          (a) the corporate trust department of the Indenture Trustee or the Owner Trustee, as applicable, or any Paying Agent, or

          (b) a depository institution organized under the laws of the United States of America or any one of the States thereof (or any domestic branch of a foreign bank),

               (i) which has either (A) a long-term unsecured debt rating of A2 by Moody's and an acceptable rating to the other Rating Agencies or (B) a short-term unsecured debt rating or certificate of deposit rating of P-1 by Moody's and an acceptable rating to the other Rating Agencies and

               (ii) whose deposits are insured by the FDIC or any successor thereto.

Each of the foregoing criteria may be amended, modified or deleted in its entirety and additional criteria may be added, in each case, by the Depositor upon satisfaction of the Rating Agency Condition with respect thereto, but without the consent of any Noteholder or any other Person, other than as specified in an Indenture Supplement.

          Eligible Interest: For any Dealer and any Collection Period, the interest on Eligible Receivables for that Dealer during that Collection Period.

          Eligible Principal Receivable: Any Principal Receivable that is an Eligible Receivable.

          Eligible Investments: Book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which (at the time made) evidence:

          (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

          (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from Standard & Poor's, Moody's and Fitch, if such obligation is rated by Fitch, in the highest investment category granted thereby;

          (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor's, Moody's and Fitch, if such commercial paper is rated by Fitch, in the highest investment category granted thereby;

          (d) investments in money market or common trust funds having a rating from Standard & Poor's, Moody's and Fitch, if such funds are rated by Fitch, in the highest investment category granted thereby for money market funds (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective affiliates is investment manager or advisor, so long as such fund shall have such rating, provided, however, that no funds in the Cash Accumulation Accounts or the Note Distribution Subaccounts for the Notes shall be invested in Eligible Investments described in this clause (d));

          (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

          (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a Person with the Required Deposit Rating or otherwise approved by the Rating Agencies; and

          (g) any other investment for which the Rating Agency Condition has been satisfied;

in each case, other than as permitted by the Rating Agencies (or with respect to Fitch, it shall be sufficient that Fitch shall be given ten Business Days notice thereof), maturing

          (i) not later than the Business Day immediately preceding the next Distribution Date or

          (ii) on such next Distribution Date if either

               (A) such investment is in the institution with which the Note Distribution Accounts are then maintained or

               (B) the Indenture Trustee (so long as the short-term unsecured debt obligations of the Indenture Trustee are rated at least P-1 by Moody's, A-1 by Standard & Poor's and F1 by Fitch if rated by Fitch, on the date such investment is made) shall advance funds on such Distribution Date to the Note Distribution Accounts in the amount payable on such investment on such Distribution Date pending receipt thereof to the extent necessary to make distributions on the Notes on such Distribution Date. For purposes of the foregoing, unless the Indenture Trustee objects at the time an investment is made, the Indenture Trustee shall be deemed to have agreed to make such advance with respect to such investment.

Each of the foregoing criteria may be amended, modified or deleted in its entirety and additional criteria may be added, in each case, by the Depositor upon satisfaction of the Rating Agency Condition with respect thereto, but without the consent of any Noteholder or any other Person, other than as specified in an Indenture Supplement.

As used in this definition, a rating is in the "highest investment category" of a rating category which has relative gradations within that category only if it has the highest rating within that category (so that, for example, commercial paper with a rating of A-1 is not considered to be in the "highest investment category," but a rating of A-1+ is within the "highest investment category").

          Eligible Principal Receivable: Any Principal Receivable that is an Eligible Receivable.

          Eligible Receivable: With respect to any date, a Receivable:

          (a) which was originated by the Seller in the ordinary course of business;

          (b) which arose under an Account that was an Eligible Account (and not a Selected Account) at the time of the transfer of such Receivable from the Seller to the Depositor;

          (c)  which is payable in United States dollars;

          (d) to which the Seller had good and marketable title immediately prior to the transfer thereof by the Seller to the Depositor and which has been the subject of a valid transfer and assignment from the Seller to the Depositor of all of the Seller's right, title and interest therein and the related Vehicle Collateral Security (including any proceeds thereof);

          (e)  which is advanced against a Vehicle;

          (f) which at the time of transfer thereof by the Seller to the Depositor is secured by a first priority perfected security interest in the Vehicle related thereto;

          (g) with respect to which all consents, licenses and approvals of any Governmental Authority in connection with the transfer thereof to the Depositor and to the Issuing Entity have been obtained and are in full force and effect;

          (h) which was created in compliance in all material respects with all Requirements of Law applicable thereto;

          (i) as to which, at all times following the transfer of such Receivable to the Issuing Entity, the Issuing Entity has either a first priority perfected security interest or good and marketable title thereto, free and clear of all Liens (other than Liens permitted pursuant to the Trust Sale and Servicing Agreement);

          (j) which has been the subject of a valid transfer and assignment from the Depositor to the Issuing Entity of all the Depositor's right, title and interest therein and the related Vehicle Collateral Security (including any proceeds thereof);

          (k) which is the legal, valid, binding and assignable payment obligation of the Dealer relating thereto, enforceable against such Dealer in accordance with its terms, except as such enforceability may be limited by the Insolvency Laws;

          (l) which at the time of transfer thereof by the Seller to the Depositor is not subject to any valid right of rescission, setoff or any other defense (including defenses arising out of violations of usury laws) of the related Dealer;

          (m) as to which, at the time of transfer thereof to the Issuing Entity, the Seller and the Depositor have satisfied in all material respects all their respective obligations with respect to such Receivable required to be satisfied at such time;

          (n) as to which, at the time of transfer thereof to the Issuing Entity, neither the Seller nor the Depositor has taken or failed to take any action that would impair the rights of the Issuing Entity or the Securityholders therein;

          (o) which constitutes "chattel paper," an "account," or a "payment intangible" as defined in Article 9 of the UCC as then in effect in the State of New York;

          (p) with respect to which the related Dealer has not postponed principal payment pursuant to DPP (or any similar arrangement) or any other installment payment program;

          (q) which, at the time of transfer thereof to the Issuing Entity, is not prior to the estimated date of delivery of the related Vehicle to the Dealer from the manufacturer, upfitter or distributor;

          (r) which, if such time of transfer is prior to the System Conversion Date, at the time of transfer thereof to the Issuing Entity, does not constitute a Used Vehicle Overconcentration Receivable;

          (s) which, at the time of transfer thereof to the Issuing Entity, does not constitute a Motor Holdings Overconcentration Receivable; and

          (t) which, at the time of transfer thereof to the Issuing Entity, does not constitute a Medium Duty Truck Overconcentration Receivable.

Each of the foregoing criteria may be amended, modified or deleted in its entirety and additional criteria may be added, in each case, by the Depositor upon satisfaction of the Rating Agency Condition with respect thereto, but without the consent of any Noteholder or any other Person, other than as specified in an Indenture Supplement. Notwithstanding the foregoing, any other Receivable transferred to the Issuing Entity as an Eligible Receivable shall be deemed an Eligible Receivable unless and until such Receivable is thereafter determined not to satisfy the eligibility criteria set forth above and reassigned by the Issuing Entity to the Seller or the

Depositor pursuant to the Trust Sale and Servicing Agreement and the Pooling and Servicing Agreement (it being understood that any such subsequent determinations shall not affect any prior transfers of such Receivable and such Receivable shall be reassigned to the Seller and the Depositor only as specifically provided in the Trust Sale and Servicing Agreement and the Pooling and Servicing Agreement). An Eligible Receivable shall be deemed created or originated on the date it is identified by the Seller as an Eligible Receivable. With respect to any Dealer, Eligible Receivables shall be determined net of any funds held by the Seller for such Dealer for cash management, liquidity and working capital purposes. Within any such Account, Eligible Receivables shall be those Available Receivables originated on the earliest dates. If not all Available Receivables originated on any date are Eligible Receivables, a Receivable relating to a Vehicle with a lower vehicle identification number shall constitute an Eligible Receivable before a Receivable relating to a Vehicle with a higher vehicle identification number. If there is a reduction on any date of the amount so held for such Dealer, a Receivable or Receivables shall be deemed created on that date to the extent of such reduction and such Receivable(s) shall be Eligible Receivable(s) if the eligibility criteria set forth above are satisfied and based on that date of origination and the vehicle identification number of the related Vehicle as described above.

          Eligible Scheduled Account: On any date, a Scheduled Account that is an Eligible Account.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          Event of Default: With respect to any Series or Class, the meaning specified in the related Indenture Supplement.

          Excess Certificate Amount: On any date, an amount equal to the sum of
(a) the Excess Nonoverconcentration Certificate Amount on that date and (b) the Excess Overconcentration Certificate Amount on that date.

          Excess Funding Account: Has the meaning specified in Section 8.3(b) of the Indenture.

          Excess Funding Account Amount: On any date, an amount equal to the sum of (a) the amount on deposit in the Excess Funding Account (excluding amounts related to investment earnings on that date) and (b) the aggregate amount of outstanding Permitted Delayed Remittances with respect to the Excess Funding Account on that date.

          Excess Interest Collections: With respect to any Series, the meaning specified in the related Indenture Supplement.

          Excess Interest Sharing Group: All Excess Interest Sharing Series that have the same Excess Interest Sharing Group designation.

          Excess Interest Sharing Series: A Series that, pursuant to the related Indenture Supplement, is entitled to receive certain excess Interest Collections from other Series in the same Excess Interest Sharing Group, as more specifically set forth in such Indenture Supplement.

          Excess Nonoverconcentration Certificate Amount: On any date, an amount equal to the excess, if any, of (a) the Nonoverconcentration Certificate Amount on that date over (b) the sum of (i) the Required Nonoverconcentration Certificate Amount on that date and (ii) the Excess Required Overconcentration Certificate Amount on that date.

          Excess Overconcentration Certificate Amount: On any date, an amount equal to the excess, if any, of (a) the Overconcentration Certificate Amount on that date over (b) the sum of (i) the Required Overconcentration Certificate Amount on that date and (ii) the Excess Required Nonoverconcentration Certificate Amount on that date.

          Excess Required Nonoverconcentration Certificate Amount: On any date, an amount equal to the excess, if any, of (a) the Required Nonoverconcentration Certificate Amount on that date over (b) the Nonoverconcentration Certificate Amount on that date.

          Excess Required Overconcentration Certificate Amount: On any date, an amount equal to the excess, if any, of (a) the Required Overconcentration Certificate Amount on that date over (b) the Overconcentration Certificate Amount on that date.

          Exchange Act: The Securities Exchange Act of 1934, as amended.

          Executive Officer: With respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

          Expected Maturity Date: With respect to any Series or Class, the date, if any, specified as such in the related Indenture Supplement.

          FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

          Federal Book-Entry Security: An obligation issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, or any other direct obligation of, or obligation fully guaranteed as to timely payment of principal and interest by, the United States of America, that is a book-entry security held through the Federal Reserve System pursuant to Federal Book-entry regulations.

          Financial Asset: Has the meaning given such term in Article 8 of the New York UCC. As used herein, the Financial Asset "related to" a Security Entitlement is the Financial Asset in which the entitlement holder (as defined in Article 8 of the New York UCC) holding such Security Entitlement has the rights and property interest specified in Article 8 of the New York UCC.

          Financed Vehicle: The Vehicle, together with any accessions thereto, the acquisition of which was financed with the proceeds of the related Receivable, and a Financed Vehicle will relate to only one Receivable.

          First Tier Overconcentration Amount: For any Dealer on any date, (a) if the Aggregate Dealer Used Vehicle Overconcentration Amount is zero, zero, or
(b) if the Aggregate

Dealer Used Vehicle Overconcentration Amount is greater than zero, the product of (i) the lesser of (A) 1.00 and (B) a fraction the numerator of which is (1) the Aggregate Dealer Used Vehicle Overconcentration Amount on that date and the denominator of which is (2) the Aggregate Dealer Overlap Overconcentration Amount and (ii) the Dealer Overlap Overconcentration Amount for that Dealer on that date.

          Fitch: Fitch, Inc. and any successor thereto.

          Fixed Investor Percentage: With respect to any Series, the meaning specified in the related Indenture Supplement.

          Fleet Accounts: Credit lines or accounts pursuant to which advances may be made to finance Vehicles intended for sale to fleet customers, generally in lots of more than 10.

          Floating Investor Percentage: With respect to any Series, the meaning specified in the related Indenture Supplement.

          Floor Plan Financing Agreement: Collectively, the Wholesale Security Agreement, and the related agreements between the Seller and a Dealer, or any successor agreements or similar agreements, pursuant to which the Seller agrees to extend credit to such Dealer to purchase or finance Financed Vehicles, other vehicles and related items, and pursuant to which such Dealer grants to the Seller a security interest in the Financed Vehicles, other vehicles and other collateral and the proceeds thereof.

          Floor Plan Financing Guidelines: The Servicer's written policies and procedures, as such policies and procedures may be amended from time to time, relating to (a) the operation of its floor plan financing business, including the policies and procedures for determining the interest rates charged to Dealers and other terms and conditions relating to the Servicer's wholesale financing accounts, the creditworthiness of Dealers and the extension of credit to Dealers, and (b) the maintenance of accounts and collection of receivables.

          Fourth Tier Overconcentration Amount: For any Dealer on any date, the product of (a) the Fourth Tier Overconcentration Percentage and (b) excess, if any of (i) the Dealer Used Vehicle Principal Receivables for that Dealer on that date over (ii) the sum of (A) the First Tier Overconcentration Amount for that Dealer on that date and (B) the Third Tier Overconcentration Amount for that Dealer on that date.

          Fourth Tier Overconcentration Percentage: For any date, the percentage equivalent of a fraction (a) the numerator of which is the Aggregate Fourth Tier Overconcentration Amount and (b) the denominator of which is the excess of (i) the Aggregate Dealer Used Vehicle Principal Receivables for that date over (ii) the sum of (A) the Aggregate First Tier Overconcentration Amount for that date and (B) the Aggregate Third Tier Overconcentration Amount for that Dealer on that date.

          Foreclosure Remedy: Has the meaning specified in Sections 5.4(a)(iii) and (iv) of the Indenture.

          General Motors: General Motors Corporation, a Delaware corporation, and its successors or assigns.

          Global Note: Has the meaning specified in Section 2.17 of the Indenture.

          GMAC: GMAC LLC, a Delaware limited liability company, and its successors or assigns.

          Governmental Authority: The United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          Holder: The Person in whose name a Note or Certificate, as the case may be, is registered on the Note Register or the Certificate Register, as applicable, or such other Person deemed to be a "Holder" or "Noteholder" in the related Indenture Supplement.

          Increase Date: With respect to any Series, the date on which the outstanding principal balance of such Series is increased in accordance with the Indenture Supplement for such Series.

          Indenture: The Indenture, dated as of the Initial Closing Date, between the Issuing Entity and the Indenture Trustee, as amended and supplemented from time to time, including all Indenture Supplements.

          Indenture Supplement: With respect to any Series, a supplement to the Indenture, executed and delivered in connection with the original issuance of the Notes of such Series pursuant to Section 9.1 of the Indenture, and an amendment to the Indenture executed pursuant to Sections 9.1 or 9.2 of the Indenture, and, in either case, including all amendments thereof and supplements thereto.

          Indenture Trustee: The Bank of New York Trust Company, N.A., a national banking association, not in its individual capacity but solely as trustee under the Indenture, or any successor trustee under the Indenture.

          Independent: When used with respect to any specified Person, that the Person (a) is in fact independent of the Issuing Entity, any other obligor upon the Notes, the Depositor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuing Entity, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuing Entity, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuing Entity Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" and that the signer is Independent within the meaning thereof.

          Indirect Participant: A securities broker, dealer, bank, trust company or other Person that clears through or maintains a custodial relationship with a Clearing Agency Participant, either directly or indirectly.

          Ineligible Account: An Account that does not satisfy the criteria to be an Eligible Account.

          Initial Account: An Account identified on the Schedule of Accounts as in the Pool of Accounts as of the Initial Cut-Off Date.

          Initial Closing Date: June 20, 2007.

          Initial Cut-Off Date: May 29, 2007.

          Initial Invested Amount: With respect to any Series, the meaning specified in the related Indenture Supplement.

          Insolvency Event: With respect to a specified Person, (a) the entry of a decree or order by a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, trustee or liquidator for such Person, in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of such Person's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days,
(b) the consent by such Person to the appointment of a conservator, receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Person or of or relating to substantially all of such Person's property or (c) such Person shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

          Insolvency Event of Default: With respect to any Series, the meaning specified in the related Indenture Supplement.

          Insolvency Laws: The Bankruptcy Code and any other applicable federal or State bankruptcy, insolvency or other similar law.

          Intercompany Advance Agreement: The Intercompany Advance Agreement dated as of January 25, 1994 between the Depositor and the Originator, as amended and supplemented from time to time.

          Interest Collections: For any Collection Period, collections received on the Interest Receivables existing under the Scheduled Accounts, including Administrative Purchase Payments and Warranty Payments in that Collection Period in excess of the principal portion thereof.

          Interest Collections Shortfalls: With respect to any Series, the meaning specified in the related Indenture Supplement.

          Interest Rate: With respect to any Series or Class, the rate or rates designated as such in the Indenture Supplement applicable to such Series or Class.

          Interest Reallocation Group: A group of one or more Series as specified in the related Indenture Supplement, if any, with respect to which reallocation of certain Interest Collections and other similar amounts are to be made among such Series, where applicable, for certain specified purposes as specified in this Indenture or any related Indenture Supplement, including, to the extent so specified, pooling amounts available to all Series in the particular Interest Reallocation Group prior to any application for individual Series requirements and sharing such amounts among such Series on the basis of the relative requirements for each such Series.

          Interest Reallocation Series: A Series that, pursuant to the Indenture Supplement therefor, is entitled to share Interest Collections allocable with a Series in the same Interest Reallocation Group as more specifically set forth in such Indenture Supplement.

          Interest Receivable: The portion of a Receivable that is not attributed to principal by the Servicer pursuant to the Floor Plan Financing Guidelines.

          Interested Party: The Seller, the Depositor, the Issuing Entity and each other party identified or described in the Pooling and Servicing Agreement or in the Trust Sale and Servicing Agreement as having an interest in Receivables in the Scheduled Accounts as owner, trustee, secured party or holder of the Securities.

          Invested Amount: With respect to any Series, the meaning specified in the related Indenture Supplement.

          Investment Company Act: The Investment Company Act of 1940, as amended.

          Investment Proceeds: With respect to any Designated Account or the Certificate Distribution Account and any Distribution Date, investment earnings on funds deposited in such Designated Accounts or the Certificate Distribution Account, as applicable, net of losses and investment expenses during the related Collection Period.

          Involuntary Case: Any Proceeding provided for any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to any Person or relating to all or substantially all of its property.

          Issuing Entity: The party named as such in the Pooling and Servicing Agreement, the Trust Sale and Servicing Agreement and the Indenture until a successor replaces it and, thereafter, the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

          Issuing Entity Order and Issuing Entity Request: A written order or request signed in the name of the Issuing Entity by an Authorized Officer.

          Legal Maturity Date: In respect of a Series or Class, the date specified as such in the related Indenture Supplement, on which final payment of principal on such Series or Class shall be due and payable.

          Lien: Any security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach by operation of law.

          Manufacturer: With respect to any Receivable, the manufacturer of the Financed Vehicle relating to such Receivable.

          Master Collateral: Has the meaning specified in the granting clauses of the Indenture.

          Maximum Dealer Exposure Amount: For any Dealer on any date, the product of (a) the Maximum Dealer Exposure Percentage for that Dealer on that date and (b) the Nonoverconcentration Pool Balance on such date.

          Maximum Dealer Exposure Percentage: For any Dealer on any date, 2.0% (or 4.0% with respect to AutoNation Dealers) or such other amounts specified by the Depositor upon satisfaction of the Rating Agency Condition; provided, however, that if on any date, after the adjustments to the Maximum Used Vehicle Exposure Amount Percentage described in the proviso therof, the Aggregate Nonoverconcentration Net Invested Amount shall exceed the Adjusted Nonoverconcentration Pool Balance, the Maximum Dealer Exposure Percentage (other than with respect to AutoNation Dealers) shall be increased until the Nonoverconcentration Pool Balance equals the Aggregate Nonoverconcentration Net Invested Amount, but in no event in excess of 100.00% or in excess of the percentage that would cause the Aggregate Overconcentration Net Invested Amount to exceed the Adjusted Overconcentration Pool Balance.

          Maximum Medium Duty Truck Exposure Amount Percentage: For any date, 2.0% or such other amount specified by the Depositor upon satisfaction of the Rating Agency Condition.

          Maximum Medium Duty Truck Exposure Amount: For any date, the product of (a) the Maximum Medium Duty Truck Exposure Percentage on that date and (b) Nonoverconcentration Pool Balance on such date.

          Maximum Motor Holdings Dealer Exposure Amount: For any date, the product of (a) the Maximum Motor Holdings Dealer Exposure Percentage on that date and (b) Nonoverconcentration Pool Balance on such date.

          Maximum Motor Holdings Dealer Exposure Percentage: For any date, 4.0% or such other amount specified by the Depositor upon satisfaction of the Rating Agency Condition.

          Maximum Used Vehicle Exposure Amount: For any date, the product of (a) the Maximum Used Vehicle Exposure Percentage on that date and (b)
Nonoverconcentration Pool Balance on such date.

          Maximum Used Vehicle Exposure Percentage: For any date, 25.0% or such other amount specified by the Depositor upon satisfaction of the Rating Agency Condition; provided, however, that if on any date, the Aggregate Nonoverconcentration Net Invested Amount shall exceed the Adjusted Nonoverconcentration Pool Balance, the Maximum Used Vehicle Exposure Percentage shall be increased until the Nonoverconcentration Pool Balance equals the Aggregate Nonoverconcentration Net Invested Amount, but in no event in excess of 100.00% or in excess of the percentage that would cause the Aggregate Overconcentration Net Invested Amount to exceed the Adjusted Overconcentration Pool Balance.

          Medium Duty Truck Overconcentration Receivable: For any date, a Receivable that if transferred to the Issuing Entity would result in (a) the aggregate amount of all Eligible Principal Receivables secured by medium duty trucks under the Scheduled Accounts held by the Issuing Entity on that date exceeding (b) the Maximum Medium Duty Truck Exposure Amount for that date.

          Monthly Remittance Condition: Any of the conditions specified in
Section 8.4(c) of the Indenture.

          Monthly Servicing Fee: With respect to any Series, the meaning specified in the related Indenture Supplement or the Trust Agreement.

          Moody's: Moody's Investors Service, Inc. or any successor.

          Motor Holdings Dealer: With respect to any Dealer, means a Dealer in which General Motors owns 20.0% or more of the equity interests.

          Motor Holdings Overconcentration Receivable: For any date, a Receivable that if transferred to the Issuing Entity would result in (a) the aggregate amount of all Eligible Principal Receivables relating to Motor Holdings Dealers under the Scheduled Accounts held by the Issuing Entity on that date exceeding (b) the Maximum Motor Holdings Dealer Exposure Amount for that date.

          Net Invested Amount: With respect to any Series, the meaning specified in the related Indenture Supplement.

          Net Receivables Rate: With respect to any Collection Period, a rate equal to the product of:

          (1) the quotient obtained by dividing (a) 360 by (b) the actual number of days elapsed in that Collection Period; and

          (2) the quotient obtained by dividing (a) the Aggregate Dealer Interest Collections for the immediately preceding Collection Period, less the aggregate amount of the Aggregate Dealer Defaulted Amount for each day during such immediately preceding Collection Period, by (b) the average Pool Balance for such immediately preceding Collection Period.

          New Vehicles: Under the Servicer's or an Affiliate's current practices and policies, Vehicles of any model year that are not Auction Vehicles, that generally have been driven less than 200 miles and that are either (a) untitled or (b) titled solely for purposes of State laws requiring demonstration vehicles to be titled.

          New York UCC: The UCC as in effect in the State of New York.

          Nonoverconcentration Certificate Amount: On any date, an amount equal to the excess, if any of (a) the Adjusted Nonoverconcentration Pool Balance on that date over (b) the sum of (i) the Aggregate Nonoverconcentration Net Invested Amount on that date and (ii) the Aggregate Reallocated
Nonoverconcentration Amount on that date.

          Nonoverconcentration Defaulted Amount: For any date, an amount equal to (a) the Defaulted Eligible Principal Receivables for that date minus (b) the Aggregate Overconcentration Defaulted Amount for that date.

          Nonoverconcentration Interest: The interest in the Trust Estate represented by the Nonoverconcentration Pool Balance, including any amounts allocated to such interest pursuant to the Basic Documents.

          Nonoverconcentration Interest Collections: With respect to any Collection Period, an amount equal to the sum of (a) an amount equal to (i) the Aggregate Dealer Interest Collections for that Collection Period minus (ii) the Overconcentration Interest Collections for that Collection Period, (b) the Nonoverconcentration Recoveries for that Collection Period, and (c) the Investment Proceeds with respect to the Excess Funding Account for that Collection Period.

          Nonoverconcentration Pool Balance: On any date, an amount equal to (a) the Pool Balance on that date minus (b) the Overconcentration Pool Balance on that date.

          Nonoverconcentration Principal Collections: For any date, an amount equal to (a) the Aggregate Dealer Principal Collections for that date minus (b) the Overconcentration Principal Collections for that date.

          Nonoverconcentration Recoveries: For any Collection Period, an amount equal to (a) the aggregate Recoveries for each day in that Collection Period minus (b) the Overconcentration Recoveries for each day in that Collection Period.

          Nonoverconcentration Series: A Series designated as such pursuant to the related Indenture Supplement.

          Note Depository: With respect to any Book-Entry Notes for which Definitive Notes have not been issued, any depository selected from time to time by the Indenture Trustee on behalf of the Issuing Entity in whose name a Class is registered.

          Note Depository Agreement: With respect to any Series or Class issued as Book-Entry Notes, the agreement between the Issuing Entity and the Clearing Agency relating to such Series or Class, as the same may be amended and supplemented from time to time.

          Note Distribution Account: Has, with respect to any Series, the meaning specified in the related Indenture Supplement.

          Note Interest Rate: On any date and with respect to any Series or Class, the interest rate as of that date specified therefor in the related Indenture Supplement.

          Note Owner: With respect to any Note issued as a Book Entry Note, the Person who is the beneficial owner of such Book Entry Note, as reflected on the books of the related Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in each case in accordance with the rules of such Clearing Agency).

          Note Register: With respect to any Series or Class, the register of such Series or Class specified in Section 2.4 of the Indenture.

          Note Registrar: The registrar of the Note Register appointed pursuant to Section 2.4 of the Indenture.

          Noteholders: Holders of record of the Notes pursuant to the Indenture and, with respect to any Series or Class, holders of record of such Series or Class pursuant to the Indenture.

          Noteholders' Collateral: Has the meaning specified in Section 8.2 of Indenture.

          Notes: The notes issued by the Issuing Entity pursuant to the Indenture.

          Officer's Certificate: A certificate signed in the name of the Issuing Entity by an Authorized Officer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.1 of the Indenture. Unless otherwise specified, any reference in the Indenture to an officer's certificate shall be to an Officer's Certificate signed in the name of the Issuing Entity by an Authorized Officer.

          Opinion of Counsel: A written opinion of counsel, who may, except as otherwise expressly provided, be an employee of the Depositor, the Servicer, the Administrator or the Seller. In addition, for purposes of the Indenture: (a) such counsel shall be satisfactory to the Indenture Trustee, (b) the opinion shall be addressed to the Indenture Trustee as Trustee and (c) the opinion shall comply with any applicable requirements of Section 12.1 of the Indenture and shall be in form and substance satisfactory to the Indenture Trustee.

          Other Asset: Any receivable or other right to payment other than a Receivable.

          Other Indebtedness: The indebtedness of Dealers to the Seller defined in Section 6.03(a) of the Pooling and Servicing Agreement.

          Outstanding: With respect to any Notes, as of any date, all such Notes theretofore authenticated and delivered under the Indenture except:

          (a) Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

          (b) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore, satisfactory to the Indenture Trustee, has been made; and

          (c) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; provided, however, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuing Entity, any other obligor upon the Notes, the Depositor or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgor's right so to act with respect to such Notes and that the pledgee is not the Issuing Entity, any other obligor upon the Notes, the Depositor or any Affiliate of any of the foregoing Persons.

          Outstanding Amount: On any date, with respect to any Series, the aggregate principal amount of such Notes Outstanding at that date.

          Overconcentration Certificate Amount: On any date, an amount equal to excess, if any, of (a) the Adjusted Overconcentration Pool Balance on that date over (b) the Aggregate Overconcentration Net Invested Amount on that date.

          Overconcentration Interest: The interest in the Trust Estate represented by the Overconcentration Pool Balance, including any amounts allocated to such interest pursuant to the Basic Documents.

          Overconcentration Interest Allocation Percentage: For any Collection Period, the percentage equivalent of a fraction (a) the numerator of which is the average of the Overconcentration Pool Balance for each day in that Collection Period and (b) the denominator of which is the average of the Pool Balance for each day in that Collection Period.

          Overconcentration Interest Collections: For any Collection Period, an amount equal to the sum of (a) the product of (i) Aggregate Dealer Interest Collections for that Collection Period and (ii) the Overconcentration Interest Allocation Percentage for that Collection Period, (b) the Overconcentration Recoveries for that Collection Period and (c) the Investment Proceeds with respect to the Cash Collateral Account for that Collection Period.

          Overconcentration Pool Balance: On any date, the sum of (a) the Aggregate First Tier Overconcentration Amount, (b) the Aggregate Second Tier Overconcentration Amount, (c) the Aggregate Third Tier Overconcentration Amount and (d) the Aggregate Fourth Tier Overconcentration Amount.

          Overconcentration Principal Collections: For any day or period, the aggregate amount of Dealer Overconcentration Principal Collections for each Dealer on that day or for that period.

          Overconcentration Recoveries: For any Collection Period, the aggregate of the Dealer Overconcentration Recoveries for each Dealer for each day of that Collection Period.

          Overconcentration Series: Any Series designated as such pursuant to the related Indenture Supplement.

          Owner Trust Estate: All right, title and interest of the Issuing Entity in and to the property and rights assigned to the Issuing Entity pursuant to Article II of the Trust Sale and Servicing Agreement, all funds on deposit from time to time in the Series Accounts, the Series Enhancement Agreements and all other property of the Issuing Entity from time to time, including any rights of the Owner Trustee and the Issuing Entity pursuant to the Trust Sale and Servicing Agreement and the Administration Agreement.

          Owner Trustee: HSBC Bank USA, National Association, or any successor trustee under the Trust Agreement.

          Paying Agent: With respect to the Indenture, the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuing Entity to make the payments to and distributions from the Collection Account and any Series Account, including payment of principal of or interest on the Notes on behalf of the Issuing Entity; provided that if the Indenture Supplement for a Series so provides, a different or additional Paying Agent may be appointed with respect to such Series. With respect to the Trust Agreement, any paying agent or co-paying agent appointed pursuant to Section 3.9 of the Trust Agreement that meets the eligibility standards for an Owner Trustee specified in Section 6.13 of the Trust Agreement, and initially HSBC Bank USA, National Association.

          Permitted Assignee: Any Person who, if it purchases Trust Estate (or interests therein) in connection with a sale thereof pursuant to Section 5.4 of the Indenture, will not cause the Issuing Entity to be taxable as a publicly traded partnership for United States federal income tax purposes.

          Permitted Delayed Remittance: For any date and with respect to any Designated Account, any amount that would have been required to be deposited into that Designated Account on or prior to that date but is not yet required to be so deposited pursuant to the provisions of Section 8.4 of the Indenture or any other provision of the Basic Documents that permits the delayed deposit of funds into the applicable Designated Account.

          Person: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or Governmental Authority.

          Physical Property: Bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of the UCC and are susceptible of physical delivery.

          Pool Balance: On any date, the aggregate amount of all Eligible Principal Receivables.

          Pool of Accounts: At any time, all Accounts identified on the Schedule of Accounts as amended and supplemented from time to time pursuant to the Pooling and Servicing Agreement and the Trust Sale and Servicing Agreement. From and after the related Removal Date, an Account shall no longer be deemed included in the Pool of Accounts.

          Pooling and Servicing Agreement: The Pooling and Servicing Agreement, dated as of the Initial Closing Date, between the Seller and the Purchaser, as amended and supplemented from time to time.

          Predecessor Note: With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

          Principal Collections: For any date, collections received on the Principal Receivables existing under the Scheduled Accounts, including the principal portion of Warranty Payments and Administrative Purchase Payments on that date.

          Principal Receivable: On any date, the portion of a Receivable that is attributed to principal by the Servicer pursuant to the Floor Plan Financing Guidelines.

          Principal Sharing Group: All Principal Sharing Series that have the same Principal Sharing Group designation.

          Principal Sharing Series: A Series that, pursuant to the related Indenture Supplement, is entitled to receive Shared Principal Collections within a specified Principal Sharing Group from other Series in the same Principal Sharing Group, as more specifically set forth in such Indenture Supplement.

          Principal Shortfalls: With respect to any Series, the meaning specified in the related Indenture Supplement.

          Principal Terms: Has the meaning specified in Section 2.1 of the Indenture.

          Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

          Purchaser: WARCO, in its capacity as purchaser under the Pooling and Servicing Agreement, and any successor or assignee thereof under the Pooling and Servicing Agreement.

          Rating Agencies: With respect to any outstanding Series or Class, each statistical rating agency selected by the Depositor to rate the Notes of such Series or Class, unless otherwise specified in the related Indenture Supplement.

          Rating Agency Condition: With respect to any action and any Series or Class, the meaning specified in the related Indenture Supplement.

          Reallocated Nonoverconcentration Amount: Has, with respect to any Overconcentration Series, the meaning specified in the related Indenture Supplement.

          Reallocated Principal Amounts: With respect to any Series, the meaning specified in the related Indenture Supplement.

          Reassignment Amount: With respect to any Series, the meaning specified in the related Indenture Supplement.

          Receivable: At any time, the right to receive payment on a loan made under a Scheduled Account.

          Receivables Transfer Date: Each Business Day prior to the Trust Termination Date on which at least one Series is in its Revolving Period on which Eligible Receivables are created in any Scheduled Account, subject to
Section 6.02 of the Pooling and Servicing Agreement.

          Record Date: Unless otherwise specified in the applicable Indenture Supplement, (a) with respect to any Series or Class that are Book-Entry Notes and with respect to any Payment Date, the close of business on the day immediately preceding such Payment Date, or if Definitive Notes are issued therefor, the last day of the preceding Collection Period, (b) with respect to any series of Notes other than those described in clause (a) and with respect to any Payment Date, the last day of the preceding Collection Period and (c) unless stated otherwise in the Trust Agreement, with respect to any Distribution Date
(i) for any Certificates initially issued to the Depositor, the close of business on the day immediately preceding such Distribution Date, and (ii) for any Certificates issued in definitive form, other than Certificates initially issued to the Depositor, the close of business on the last day of the preceding Collection Period.

          Recoveries: For any Defaulted Eligible Receivable on any date, all amounts received, including insurance proceeds, by the Servicer on that date with respect to that Defaulted Eligible Receivable.

          Redemption Date: For a Series or Class, the date, if any, specified as such in the related Indenture Supplement.

          Redemption Price: For a Series or Class, the price, if any, specified as such in the related Indenture Supplement.

          Registered Holder: The Person in whose name a Note is registered on the Note Register on the applicable Record Date.

          Registered Notes: Has the meaning specified in Section 2.1 of the Indenture.

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518. 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          Removal Balance: The balance described in Section 2.8 of the Trust Sale and Servicing Agreement.

          Removal Commencement Date: The date described as such in Section 2.8 of the Trust Sale and Servicing Agreement.

          Removal Date: The date described as such in Section 2.8 of the Trust Sale and Servicing Agreement.

          Removal Notice: The notice described in Section 2.8 of the Trust Sale and Servicing Agreement.

          Removed Account: An Account that has been removed from the Pool of Accounts pursuant to Sections 2.04 or 2.05 of the Pooling and Servicing Agreement and/or Sections 2.8 or 2.9 of the Trust Sale and Servicing Agreement.

          Reporting Subcontractor: With respect to any Person, any Subcontractor for such Person that is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. References to a Reporting Subcontractor shall refer only to the Subcontractor of such Person and shall not refer to Subcontractors generally.

          Required Certificate Amount: On any date, an amount equal to the sum of (a) the Required Nonoverconcentration Certificate Amount on that date and (b) the Required Overconcentration Certificate Amount on that date.

          Required Deposit Rating: A rating on short-term unsecured debt obligations of P-1 by Moody's and A-1+ by Standard & Poor's. Any requirement that short-term unsecured debt obligations have the "Required Deposit Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such rating agencies.

          Required Nonoverconcentration Certificate Amount: On any date, an amount equal to the aggregate of the Series Required Certificate Amounts for each Nonoverconcentration Series.

          Required Nonoverconcentration Pool Balance: On any date, an amount equal to the sum of (a) the Aggregate Nonoverconcentration Net Invested Amount on that date, (b) the

Required Nonoverconcentration Certificate Amount on that date and (c) the Aggregate Reallocated Nonoverconcentration Amount on that date.

          Required Overconcentration Certificate Amount: On any date, an amount equal to the aggregate of the Series Required Certificate Amounts for each Overconcentration Series.

          Required Overconcentration Pool Balance: On any date, an amount equal to the sum of (a) the Aggregate Overconcentration Net Invested Amount on that date and (b) the Required Overconcentration Certificate Amount on that date.

          Required Pool Percentage: Has, with respect to any Series, the meaning specified in the related Indenture Supplement.

          Required Series Certificate Amount: Has, with respect to any Series, the meaning specified in the related Indenture Supplement.

          Requirement of Law: With respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, State or local (including usury laws and the Federal Truth in Lending Act).

          Responsible Officer: With respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of such trustee with direct responsibility for the administration of this transaction, and, with respect to the Servicer or any other Person, the President, any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer or assistant officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Retained Property: The interest of the Seller described in Section 2.01(d) of the Pooling and Servicing Agreement.

          Revised Article 8: Revised Article 8 (1994 Version) (and corresponding amendments to Article 9) as promulgated in 1994 by the National Conference of Commissioners on Uniform State Laws, in the form in which it has been adopted in the State of New York.

          Revolving Period: Has, with respect to each Series or Class, the meaning specified in the related Indenture Supplement.

          Schedule of Accounts: The list of Accounts that is required to be kept at the locations specified in the Pooling and Servicing Agreement and the Trust Sale and Servicing Agreement, as such list may be amended and supplemented from time to time.

          Scheduled Account: For any date, an Account included in the Pool of Accounts as of that date.

          Second Tier Overconcentration Amount: For any Dealer on any date, the lesser of (A) the Dealer New Vehicle Principal Receivables for that Dealer on that date and (B) excess, if any of (a) the Dealer Overconcentration Amount for that Dealer on that date over (b) the First Tier Overconcentration Amount for that Dealer on that date.

          Secretary of State: The Secretary of State of the State of Delaware.

          Secured Series Enhancer: Any Series Enhancer identified as such in the related Indenture Supplement.

          Securities: The Notes and the Certificates.

          Securities Act: The Securities Act of 1933, as amended.

          Securitization Transaction: Any transaction effected after the Closing Date involving an issuance of notes pursuant to the Indenture, whether publicly offered or privately placed, rated or unrated.

          Security Certificate: Has the meaning given such term in Revised
Article 8.

          Security Entitlement: Has the meaning given such term in Revised
Article 8.

          Securityholders: The Noteholders and the Certificateholders.

          Selected Account: An Account designated as such as described in
Section 2.8 or 2.9 of the Trust Sale and Servicing Agreement.

          Seller: GMAC, in its capacity as seller under the Pooling and Servicing Agreement, and any successor or assignee thereof under the Pooling and Servicing Agreement.

          Seller Addition Notice: The notice described in Section 2.03(a) of the Pooling and Servicing Agreement.

          Seller Removal Notice: The notice described in Section 2.04 of the Pooling and Servicing Agreement.

          Series: Any series of Notes issued pursuant to the Indenture and the related Indenture Supplement.

          Series Account: Any deposit, trust, escrow, reserve or similar account maintained for the benefit of the Noteholders of any Series or Class, as specified in the related Indenture Supplement.

          Series Account Property: With respect to any Series Account, the Designated Account Property for that Series Account.

          Series Collateral: Has, with respect to any Series, the meaning specified in the related Indenture Supplement.

          Series Cut-Off Date: With respect to any Series, the meaning specified in the related Indenture Supplement.

          Series Early Amortization Event: Has, with respect to any Series, the meaning specified in the related Indenture Supplement.

          Series Enhancement: The rights and benefits provided to the Issuing Entity or the Noteholders of any Series or Class pursuant to any subordination, collateral interest, insurance policy, cash collateral account or guaranty, swap arrangement, interest rate cap agreement, letter of credit, surety bond, reserve fund, spread account, accumulation period reserve account, guaranteed rate agreement, tax protection agreement or other similar arrangement. The subordination of any Series or Class to another Series or Class will be deemed to be a Series Enhancement.

          Series Enhancement Agreement: Any agreement, instrument or document governing the terms of any Series Enhancement or pursuant to which any Series Enhancement is issued or outstanding.

          Series Enhancer: The Person or Persons providing any Series Enhancement, other than (except to the extent otherwise provided with respect to any Series in the related Indenture Supplement) the Noteholders of any Series or Class that is subordinated to another Series or Class.

          Series Issuance Date: With respect to any Series, the date on which the Notes of such Series are to be originally issued in accordance with Section
2.1 of the Indenture and the related Indenture Supplement.

          Series Required Certificate Amount: With respect to any Series, the amount specified in the related Indenture Supplement.

          Servicer: The Person executing the Trust Sale and Servicing Agreement as the Servicer, or its successor in interest pursuant to Section 7.2 of the Trust Sale and Servicing Agreement.

          Servicer Advance: For any Distribution Date, the amount, if any, advanced by the Servicer as described in the Indenture.

          Servicer's Accounting: A certificate, completed by and executed on behalf of the Servicer, in accordance with Section 3.05 of the Pooling and Servicing Agreement.

          Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

          Servicing Default: An event described as such in Section 8.1 of the Trust Sale and Servicing Agreement.

          Shared Enhancement Series: A group of one or more Sub-Classes as specified in the related Indenture Supplement with respect to which credit enhancement, including subordination of a particular Sub-Class or Sub-Classes, and Collections are shared among such Sub-Classes.

          Shared Principal Collections: With respect to any Series, the meaning specified in the related Indenture Supplement.

          Specified Trust Termination Date: June 20, 2028 or such later date as specified in any Indenture Supplement dated after the Initial Closing Date.

          Sponsor: GMAC LLC, a Delaware limited liability company, or its successors or assigns.

          Standard & Poor's: Standard & Poor's Ratings Services and its successors.

          State: Any one of the fifty states of the United States of America or the District of Columbia.

          Statutory Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be amended from time to time.

          Sub-Class: With respect to any Shared Enhancement Series, any one of the Classes within such Series.

          Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Receivables but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Receivables under the direction or authority of the Servicer or the Indenture Trustee.

          Subsidiary: With respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

          Systems Conversion Date: The date, which shall be the last day of a Collection Period, specified as such in a prior written notice from the Servicer to the Issuing Entity, the Depositor, the Sponsor and each Rating Agency.

          Tax Opinion: With respect to any action, an Opinion of Counsel to the effect that, for United States federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of the Notes of any outstanding Series or Class that were characterized as debt at the time of their issuance, and (b) such action will not cause the Issuing Entity to be treated as an association (or publicly traded partnership) taxable as a corporation.

          Temporary Notes: The Notes specified in Section 2.3 of the Indenture.

          Third Tier Overconcentration Amount: For any Dealer on any date, the lesser of (A) the Dealer Used Vehicle Principal Receivables for that Dealer on that date and (B) the excess, if any of (a) the Dealer Overconcentration Amount for that Dealer on that date over (b) sum of the First Tier Overconcentration Amount for that Dealer on that date and the Second Tier Overconcentration Amount for that Dealer on that date.

          TIA: The Trust Indenture Act of 1939, as amended.

          Total Interest: For any Dealer and any Collection Period, the interest on all Receivables of that Dealer during that Collection Period.

          Tranche: With respect to any Class of Notes, Notes of such Class that have identical terms, conditions and designation. Notes of a single Tranche may be issued on different dates.

          Treasury Regulations: The regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

          Trust: SWIFT Master Auto Receivables Trust, a Delaware statutory trust created pursuant to the Trust Agreement.

          Trust Agreement: The Trust Agreement, dated as of the Initial Closing Date, between the Depositor and the Owner Trustee, as amended and supplemented from time to time.

          Trust Estate: All money, instruments, documents, securities, contract rights, general intangibles and other property that are subject to, or intended to be subject to, the Lien of the Indenture for the benefit of the Noteholders and any Secured Series Enhancers and includes all property and interests granted to the Indenture Trustee, including all proceeds thereof.

          Trust Indenture Act: The Trust Indenture Act of 1939, as amended.

          Trust Receivables Purchases: On any Business Day, the purchase by the Issuing Entity from the Depositor of additional Receivables pursuant to Section 2.1(b)(ii) or (iii) of the Trust Sale and Servicing Agreement.

          Trust Sale and Servicing Agreement: The Trust Sale and Servicing Agreement, dated as of the Initial Closing Date, between the Depositor, the Servicer and the Issuing Entity, as amended and supplemented from time to time.

          Trust Termination Date: The date specified in Section 7.1 of the Trust Agreement.

          UCC: The Uniform Commercial Code as in effect in the applicable jurisdiction, as amended from time to time.

          Uncertificated Security: As of any date, has the meaning given to such term under the applicable UCC as in effect on that date.

          Undertaking Letter: Any letter referred to in Sections 3.4 and 9.12 of the Trust Agreement or Section 2.15 of the Indenture.

          Unregistered Note: Any Note that has not been registered under the Securities Act and is subject to the provisions of Section 2.15 of the Indenture.

          Used Vehicle Overconcentration Receivable: For any date prior to the Systems Conversion Date, a Receivable that if transferred to the Issuing Entity would result in (a) the aggregate amount of all Eligible Principal Receivables relating to Used Vehicles under the Scheduled Accounts held by the Issuing Entity on that date exceeding (b) the Maximum Used Vehicle Exposure Amount for that date.

          Used Vehicles: Vehicles other than New Vehicles.

          Variable Funding Series: Any Series issued pursuant to an Indenture Supplement consisting of variable funding notes, trust liquidity notes, other extendible commercial paper notes or any other similar notes pursuant to which fundings may be made after the applicable Closing Date (other than pursuant to re-openings).

          Vehicle: An automobile or light or medium duty truck, van or other vehicle classification used by the Servicer from time to time.

          Vehicle Collateral Security: With respect to a Receivable, the security interest in the applicable Financed Vehicle granted to secure the obligations of such Dealer in connection therewith and any proceeds therefrom.

          Voting Interests: As of any date, the aggregate beneficial ownership interests in the outstanding Certificates.

          WARCO: Wholesale Auto Receivables LLC, a Delaware limited liability company, and its successors.

          Warranty Payment: The payment described in Section 2.5(a) of the Trust Sale and Servicing Agreement.

          Warranty Receivable: A Receivable subject to repurchase as and to the extent described in Section 2.5(a) of the Trust Sale and Servicing Agreement.

                         PART II - RULES OF CONSTRUCTION

(A) Accounting Terms. As used in this Appendix or the Basic Documents, accounting terms which are not defined, and accounting terms partly defined, herein or therein shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Appendix or the Basic Documents are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or the Basic Documents will control.

(B) "Hereof," etc. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Appendix or any Basic Document will refer to this Appendix or such Basic Document as a whole and not to any particular provision of this Appendix or such Basic Document; and Section, Schedule and Exhibit references contained in this Appendix or any Basic Document are references to Sections, Schedules and Exhibits in or to this Appendix or such Basic Document unless otherwise specified. The word "or" is not exclusive.

(C) Including. Whenever the term "including" (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Appendix or the Basic Documents in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

(D) Number and Gender. Each defined term used in this Appendix or the Basic Documents has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Appendix or the Basic Documents has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

(E) Reference to Distribution Dates. With respect to any Distribution Date, the "related Collection Period," and the "related Record Date," will mean the Collection Period and Record Date, respectively, immediately preceding such Distribution Date, and the relationships among Collection Periods and Record Dates will be correlative to the foregoing relationships.

                                   APPENDIX B

                         NOTICE ADDRESSES AND PROCEDURES

          All requests, demands, directions, consents, waivers, notices, authorizations and communications provided or permitted under any Basic Document to be made upon, given or furnished to or filed with the Depositor, the Servicer, the Administrator, the Indenture Trustee, the Issuing Entity, the Owner Trustee, the Custodian or the Rating Agencies shall be in writing, personally delivered, sent by facsimile with a copy to follow via first class mail or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt:

          (1)  in the case of the Depositor, at the following address:

               Wholesale Auto Receivables LLC
               Corporation Trust Center
               1209 Orange Street
               Wilmington, Delaware 19801

               with a copy to:

               Wholesale Auto Receivables LLC
               Attention: Vice President
               200 Renaissance Center, 12th Floor
               Detroit, Michigan 48265

          (2) in the case of the Servicer, the Administrator or the Custodian, at the following address:

               GMAC LLC
               Attention: Vice President
               200 Renaissance Center, 12th Floor
               Detroit, Michigan 48265

          (3)  in the case of the Indenture Trustee, at its Corporate Trust
               Office,

          (4) in the case of the Issuing Entity or the Owner Trustee, to the Owner Trustee at its Corporate Trust Office,

               with a copy to:

               Wholesale Auto Receivables LLC
               Attention: Vice President
               200 Renaissance Center, 12th Floor
               Detroit, Michigan 48265

               The Issuing Entity shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Issuing Entity.

          (5)  in the case of Moody's Investors Service, Inc., to:

               Moody's Investors Service, Inc.
               ABS Monitoring Department
               99 Church Street
               New York, New York 10007

          (6)  in the case of Standard & Poor's Ratings Services,

               via electronic delivery to Servicer_reports@sandp.com. For any information not available in electronic format, send hard copies to:
               Standard & Poor's Ratings Services
               55 Water Street
               41st Floor
               New York, New York 10041-0003
               Attention: ABS Surveillance Group

           7)  in the case of Fitch Ratings, to:

               Fitch Ratings
               One State Street Plaza
               New York, New York 10004
               Attention: Asset Backed Surveillance

or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

          Where any Basic Document provides for notice to Noteholders or Certificateholders of any condition or event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if it is in writing and mailed, first-class, postage prepaid to each Noteholder or Certificateholder affected by such condition or event, at such Person's address as it appears on the Note Register or Certificate Register, as applicable, not later than the latest date, and not earlier than the earliest date, prescribed in such Basic Document for the giving of such notice. If notice to Noteholders or Certificateholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholders or Certificateholders shall affect the sufficiency of such notice with respect to other Noteholders or Certificateholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.


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